SL GREEN REALTY CORP.

FOURTH QUARTER 2024 SUPPLEMENTAL DATA

December 31, 2024

MetLife

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, debt investing, financing, development, redevelopment, construction and leasing.
As of December 31, 2024, the Company held interests in 54 buildings totaling 30.6 million square feet. This included ownership interests in 27.0 million square feet in Manhattan buildings and 2.8 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplemental reporting package that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), development trends of the real estate industry and the New York metropolitan area markets, occupancy, business strategies, expansion and growth of our operations and other similar matters, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this supplemental reporting package are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2024 that will be included on Form 10-K to be filed on or before March 3, 2025.

Supplemental Information	2	Fourth Quarter 2024

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	18

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	26

Derivative Summary Schedule	27

Lease Liability Schedule	28

Debt and Preferred Equity Investments	29	-	31

Selected Property Data
Property Portfolio	32	-	36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity	39	-	40
Lease Expirations	41	-	43

Summary of Real Estate Acquisition/Disposition Activity	44	-	48

Non-GAAP Disclosures and Reconciliations	49

Analyst Coverage	52

Executive Management	53

Supplemental Information	3	Fourth Quarter 2024

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
ASP - Alternative strategy portfolio.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
CMBS Investments - Investments in commercial mortgage-backed securities.
Consolidated securitization vehicle - CMBS securitization trusts for which the terms of our investment and special servicing assignment give us the ability to direct the activities that could significantly impact the trust's economic performance
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition of a property.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge. The calculation of fixed charge coverage for purposes of our credit facility covenants is governed by the terms of the credit facility.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended in December 2018, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s operating standards.
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Fourth Quarter 2024

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2024 are as follows:

Added to Same-Store in 2024:	Removed from Same-Store in 2024:
885 Third Avenue	717 Fifth Avenue (disposed)
450 Park Avenue	719 Seventh Avenue (ASP)
Worldwide Plaza (ASP)
115 Spring Street (ASP)
11 West 34th Street (ASP)
650 Fifth Avenue (ASP)
1552-1560 Broadway (ASP)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and/or economic implications of holding a non-controlling interest in the respective joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Fourth Quarter 2024

FOURTH QUARTER 2024 HIGHLIGHTS Unaudited

NEW YORK, January 22, 2025 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net income attributable to common stockholders for the quarter ended December 31, 2024 of $9.4 million, or $0.13 per share, as compared to a net loss of $155.6 million, or $2.45 per share, for the same quarter in 2023.
The Company reported net income attributable to common stockholders for the year ended December 31, 2024 of $7.1 million, or $0.08 per share, as compared to a net loss of $579.5 million, or $9.12 per share, for the same period in 2023.
The Company reported FFO for the quarter ended December 31, 2024 of $131.9 million or $1.81 per share, inclusive of $26.0 million, or $0.36 per share, of gain on discounted debt extinguishment at 690 Madison Avenue and $7.7 million, or $0.10 per share, of positive non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $49.7 million, or $0.72 per share, for the same period in 2023.
The Company reported FFO for the year ended December 31, 2024 of $569.8 million, or $8.11 per share, inclusive of $216.1 million, or $3.08 per share, of gains on discounted debt extinguishments at 2 Herald Square, 280 Park Avenue, 719 Seventh Avenue and 690 Madison Avenue and $5.3 million, or $0.07 per share, of positive non-cash fair value adjustments on mark-to-market derivatives. The Company reported FFO of $341.3 million, or $4.94 per share, for the same period in 2023.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, decreased by 1.9% for the fourth quarter of 2024, or 2.7% excluding lease termination income, as compared to the same period in 2023.
Same-store cash NOI, including the Company's share of same-store cash NOI from unconsolidated joint ventures, decreased by 0.7% for the year ended December 31, 2024, and decreased 1.2% excluding lease termination income, as compared to the same period in 2023.
During the fourth quarter of 2024, the Company signed 48 office leases in its Manhattan office portfolio totaling 1,789,996 square feet. The average rent on the Manhattan office leases signed in the fourth quarter of 2024 was $74.38 per rentable square foot with an average lease term of 10.6 years and average tenant concessions of 12.5 months of free rent with a tenant improvement allowance of $116.36 per rentable square foot. Twenty-seven leases comprising 1,126,626 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $76.24 per rentable square foot, representing a 9.0% increase over the previous fully escalated rents on the same office spaces.
During the year ended December 31, 2024, the Company signed 188 office leases in its Manhattan office portfolio totaling 3,607,924 square feet. The average rent on the Manhattan office leases signed in 2024 was $87.91 per rentable square foot with an average lease term of 10 years and average tenant concessions of 10.8 months of free rent with a tenant improvement allowance of $102.74 per rentable square foot. One hundred six leases comprising 2,260,684 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $89.09 per rentable square foot, representing a 8.5% increase over the previous fully escalated rents on the same office spaces.
Occupancy in the Company's Manhattan same-store office portfolio increased to 92.5% as of December 31, 2024, inclusive of 946,927 square feet of leases signed but not yet commenced, as compared to 90.1% at the end of the previous quarter.

Supplemental Information	6	Fourth Quarter 2024

FOURTH QUARTER 2024 HIGHLIGHTS Unaudited

Significant leasing activity in the fourth quarter and to date in January includes:
•Early renewal and expansion with Bloomberg, L.P. for 924,876 square feet at 919 Third Avenue;
•New lease with Alvarez & Marsal Holdings, LLC for 220,221 square feet at 100 Park Avenue;
•Early renewal and expansion with The Travelers Indemnity Company for 122,788 square feet at 485 Lexington Avenue;
•Expansion lease with IBM for 92,663 square feet at One Madison Avenue;
•Expansion lease with Verition Group NY, Inc. for 72,515 square feet at 245 Park Avenue;
•Early renewal and expansion with the Brazilian Government for 66,331 square feet at 220 East 42nd Street;
•New lease with Hartree Partners, LP for 54,250 square feet at 1185 Avenue of the Americas;
•New lease with New York State Office of General Services for 51,284 square feet at 919 Third Avenue; and
•Expansion lease with Ares Management LLC for 38,074 square feet at 245 Park Avenue.
Investment Activity
In November, the Company closed on the sale of an 11.0% interest in One Vanderbilt Avenue for a gross asset valuation of $4.7 billion. The Company now holds a 60.0% interest in the property. The transaction generated net proceeds to the Company of $189.5 million.
In December, the Company closed on three of the Giorgio Armani Residences at 760 Madison Avenue. The transactions generated net proceeds to the Company of $61.5 million. Sales of the remaining units, which are all under contract, are expected to close in the first quarter of 2025.
In January, the Company closed on the previously announced acquisition of 500 Park Avenue for $130.0 million. The Company financed the acquisition with a new $80.0 million mortgage. The mortgage has a term of up to 5 years, as fully extended, and bears interest at a floating rate of 2.40% over Term SOFR, which the Company has swapped to a fixed rate of 6.57% through February 2028.
In December, the Company closed on the previously announced acquisition of our partner's 45.0% interest in 10 East 53rd Street for cash consideration of $7.2 million, net of those debt obligations in place prior to the loan modification which closed in the first quarter of 2024.
The Company continues to close commitments for the SLG Opportunistic Debt Fund, following the $250.0 million closing with a Canadian institutional investor to anchor the Fund.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity portfolio was $518.4 million at December 31, 2024, including $214.7 million representing the Company's share of the preferred equity investment in 625 Madison Avenue that is accounted for as an unconsolidated joint venture. The portfolio had a weighted average current yield of 7.3% as of December 31, 2024, or 8.4% excluding the effect of a $53.7 million investment that is on non-accrual.
In December, the Company closed on a one-year extension of an existing $50.0 million investment that was previously in maturity default.
During the fourth quarter of 2024, the Company invested $15.5 million in real estate debt and commercial mortgage-backed securities ("CMBS").
Financing Activity
In December, the Company repaid the previous $60.9 million mortgage on 690 Madison Avenue for a net payment of $32.1 million.

Supplemental Information	7	Fourth Quarter 2024

FOURTH QUARTER 2024 HIGHLIGHTS Unaudited

In December, together with our joint venture partner, closed on a modification, extension and upsize of the $360.0 million mortgage on 100 Park Avenue. The modification extended the maturity date to December 2027, as fully extended, while maintaining the interest rate at 2.25% over Term SOFR. In addition, the lenders provided a new $70.0 million future funding facility for leasing costs at the property. The Company also closed on a modification to the joint venture, which provides the Company with a purchase option to acquire the partner's 49.9% interest in the property.
In November, together with our joint venture partners, closed on a modification and extension of the $1.3 billion mortgage facility on One Madison Avenue. The modification extended the final maturity date to November 2027, while maintaining the interest rate at 3.10% over Term SOFR.
In November, together with our joint venture partner, closed on a modification and extension of the $742.8 million mortgage on 1515 Broadway. The modification extended the maturity date to March 2028, as fully extended, while maintaining the interest rate at 3.93%.
In November, the Company closed on a modification and extension of a $100.0 million funded term loan component of its unsecured corporate credit facility. The modification extended the maturity date to November 2026, as fully extended, at a rate of 1.80% over Term SOFR.
Special Servicing and Asset Management Activity
The Company further expanded its special servicing business with active assignments now totaling $5.0 billion and an additional $8.2 billion for which the Company has been designated as special servicer on assets that are not currently in special servicing. Since inception, the Company's cumulative special servicing and asset management appointments total $21.5 billion.
Dividends
In the fourth quarter of 2024, the Company declared:
•Two monthly ordinary dividends on its outstanding common stock of $0.25 per share, which were paid in cash on November 15 and December 16, 2024;
•One monthly ordinary dividend on its outstanding common stock of $0.2575 per share, which was paid on January 15, 2025, and reflects an increase in the annualized ordinary dividend to $3.09 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period October 15, 2024 through and including January 14, 2025, which was paid in cash on January 15, 2025, and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 23, 2025, at 2:00 p.m. ET to discuss the financial results.
Supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”
Research analysts who wish to participate in the conference call must first register at https://register.vevent.com/register/BI98713c5cf3b747a4b8c7b7969ca7daf4.

Supplemental Information	8	Fourth Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023

Earnings Per Share
Net income (loss) available to common stockholders (EPS) - diluted	$0.13	$(0.21)	$(0.04)	$0.20	$(2.45)
Funds from operations (FFO) available to common stockholders - diluted	$1.81	$1.13	$2.05	$3.07	$0.72

Common Share Price & Dividends
Closing price at the end of the period	$67.92	$69.61	$56.64	$55.13	$45.17
Closing high price during period	$81.13	$72.21	$57.38	$55.13	$48.00
Closing low price during period	$66.24	$54.99	$48.32	$42.45	$29.25
Annual dividend per common share	$3.09	$3.00	$3.00	$3.00	$3.00

FFO dividend payout ratio (trailing 12 months)	37.3%	43.6%	43.7%	48.8%	65.2%
Funds available for distribution (FAD) dividend payout ratio (trailing 12 months)	52.3%	53.1%	54.2%	63.8%	97.3%

Common Shares & Units
Common shares outstanding	71,097	65,235	64,814	64,806	64,726
Units outstanding	4,510	4,474	4,299	4,417	3,949
Total common shares and units outstanding	75,607	69,709	69,113	69,223	68,675

Weighted average common shares and units outstanding - basic	70,654	67,999	68,740	68,767	68,014
Weighted average common shares and units outstanding - diluted	72,915	69,733	70,180	70,095	69,300

Market Capitalization
Market value of common equity	$5,135,227	$4,852,443	$3,914,560	$3,816,264	$3,102,050
Liquidation value of preferred equity/units and redeemable equity	426,064	396,730	396,730	396,500	396,500
Consolidated debt	3,621,024	3,833,798	3,639,892	3,801,378	3,507,386
Consolidated market capitalization	$9,182,315	$9,082,971	$7,951,182	$8,014,142	$7,005,936
SLG share of unconsolidated JV debt	6,027,862	6,876,416	6,866,190	7,087,348	7,352,275
Market capitalization including SLG share of unconsolidated JVs	$15,210,177	$15,959,387	$14,817,372	$15,101,490	$14,358,211

Consolidated debt service coverage (trailing 12 months)	3.80x	3.36x	3.26x	2.82x	2.27x
Consolidated fixed charge coverage (trailing 12 months)	3.08x	2.72x	2.63x	2.32x	1.88x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.91x	1.73x	1.69x	1.59x	1.41x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.74x	1.58x	1.54x	1.44x	1.28x

Supplemental Information	9	Fourth Quarter 2024

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023

Selected Balance Sheet Data
Real estate assets before depreciation	$6,607,741	$6,289,894	$6,264,757	$6,260,955	$6,102,864
Investments in unconsolidated joint ventures	$2,690,138	$2,871,683	$2,895,399	$2,984,786	$2,983,313
Debt and preferred equity investments	$303,726	$293,924	$290,487	$352,347	$346,745
Cash and cash equivalents	$184,294	$188,216	$199,501	$196,035	$221,823
Investment in marketable securities	$22,812	$16,522	$16,593	$10,673	$9,591

Total assets	$10,457,940	$10,216,072	$9,548,652	$9,764,292	$9,531,181

Consolidated fixed rate & hedged debt	$3,257,474	$3,287,898	$3,039,399	$3,040,885	$3,237,386
Consolidated variable rate debt	363,550	485,000	540,000	650,000	160,000
Consolidated ASP debt	—	60,900	60,493	110,493	110,000
Total consolidated debt	$3,621,024	$3,833,798	$3,639,892	$3,801,378	$3,507,386
Deferred financing costs, net of amortization	(14,242)	(12,903)	(14,304)	(15,875)	(16,639)
Total consolidated debt, net	$3,606,782	$3,820,895	$3,625,588	$3,785,503	$3,490,747

Total liabilities	$5,902,984	$6,135,743	$5,358,337	$5,521,908	$5,270,704

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$8,711,539	$8,975,687	$8,720,916	$8,418,284	$8,703,587
Variable rate debt, including SLG share of unconsolidated JV debt (1)	363,550	732,761	785,013	1,429,640	964,467
ASP debt, including SLG share of unconsolidated ASP JV debt	573,797	1,001,766	1,000,153	1,040,802	1,191,607
Total debt, including SLG share of unconsolidated JV debt	$9,648,886	$10,710,214	$10,506,082	$10,888,726	$10,859,661

Selected Operating Data
Property operating revenues	$156,930	$156,933	$150,632	$141,504	$151,357
Property operating expenses	(89,129)	(86,701)	(84,759)	(81,619)	(86,467)
Property NOI	$67,801	$70,232	$65,873	$59,885	$64,890
SLG share of unconsolidated JV Property NOI	118,072	122,936	117,506	116,741	119,506
Property NOI, including SLG share of unconsolidated JV Property NOI	$185,873	$193,168	$183,379	$176,626	$184,396
SUMMIT Operator revenue	38,571	36,437	32,602	25,604	35,240
Investment income, including SLG share of unconsolidated JV	10,463	10,089	7,911	7,403	7,176
Interest income from real estate loans held by consolidated securitization vehicles, net	2,905	1,441	—	—	—
Other income, including SLG share of unconsolidated JV	31,805	26,894	35,077	17,162	17,983
Gain (loss) on early extinguishment of debt, including SLG share of unconsolidated JV	25,985	—	48,482	141,664	(870)
SUMMIT Operator expenses	(28,792)	(37,901)	(23,188)	(21,858)	(24,887)
Transaction costs, including SLG share of unconsolidated JVs	(138)	(171)	(76)	(16)	(16)
Marketing general & administrative expenses	(22,827)	(21,015)	(20,032)	(21,313)	(42,257)
Income taxes	2,324	1,406	1,230	606	737
EBITDAre	$246,169	$210,348	$265,385	$325,878	$177,502

(1) Does not reflect floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Fourth Quarter 2024

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023

Selected Operating Data
Property operating revenues	$151,614	$151,886	$145,369	$136,869	$145,542
Property operating expenses	77,371	73,841	73,436	70,223	73,799
Property NOI	$74,243	$78,045	$71,933	$66,646	$71,743

Other income - consolidated	$4,157	$2,967	$2,270	$2,136	$2,190

SLG share of property NOI from unconsolidated JVs	$117,958	$123,401	$117,384	$116,617	$120,572

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	15	14	14	14	13
Unconsolidated office buildings in service	9	10	10	10	12
	24	24	24	24	25

Consolidated office buildings in service - square footage	9,587,441	8,753,441	8,753,441	8,753,441	8,399,141
Unconsolidated office buildings in service - square footage	12,175,149	13,009,149	13,009,149	13,009,149	15,412,174
	21,762,590	21,762,590	21,762,590	21,762,590	23,811,315

Same-Store office occupancy inclusive of leases signed not yet commenced	92.5%	90.1%	89.6%	89.2%	89.8%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	24	29	30	31	20
Renewal leases commenced	10	17	12	19	6
Total office leases commenced	34	46	42	50	26

Commenced office square footage filling vacancy	133,978	179,200	195,953	109,576	37,718
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	1,015,833	540,288	211,251	280,879	235,703
Total office square footage commenced	1,149,811	719,488	407,204	390,455	273,421

Average starting cash rent psf - office leases commenced	$80.72	$106.76	$96.79	$75.11	$107.62
Previous escalated cash rent psf - office leases commenced (3)	$71.18	$95.44	$100.86	$76.02	$102.55
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	13.4%	11.9%	(4.0)%	(1.2)%	4.9%
Average lease term	10.5	10.5	11.9	7.0	11.5
Tenant concession packages psf	$102.30	$103.37	$105.17	$52.48	$102.43
Free rent months	11.8	11.5	10.0	7.3	10.3

(1) Property data for operating buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Fourth Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,357,041	$1,134,432	$1,134,432	$1,150,681	$1,092,671
Building and improvements	3,862,224	3,781,403	3,743,316	3,729,884	3,655,624
Building leasehold and improvements	1,388,476	1,374,059	1,365,423	1,358,851	1,354,569
	6,607,741	6,289,894	6,243,171	6,239,416	6,102,864
Less: accumulated depreciation	(2,126,081)	(2,084,755)	(2,041,102)	(2,005,893)	(1,968,004)
Net real estate	4,481,660	4,205,139	4,202,069	4,233,523	4,134,860

Other real estate investments:
Debt and preferred equity investments, net (1)	303,726	293,924	290,487	352,347	346,745
Investment in unconsolidated joint ventures	2,690,138	2,871,683	2,895,399	2,984,786	2,983,313

Assets held for sale, net	—	—	21,615	21,586	—
Cash and cash equivalents	184,294	188,216	199,501	196,035	221,823
Restricted cash	147,344	126,909	116,310	122,461	113,696
Investment in marketable securities	22,812	16,522	16,593	10,673	9,591
Tenant and other receivables	44,055	53,628	41,202	38,659	33,270
Related party receivables	26,865	13,077	8,127	12,229	12,168
Deferred rents receivable	266,428	266,606	266,596	267,969	264,653
Deferred costs, net	117,132	105,646	107,163	109,296	111,463
Right-of-use assets - operating leases	865,639	870,782	875,878	880,926	885,929
Real estate loans held by consolidated securitization vehicles	709,095	713,218	—	—	—
Other assets	598,752	490,722	507,712	533,802	413,670

Total Assets	$10,457,940	$10,216,072	$9,548,652	$9,764,292	$9,531,181

(1) This balance excludes a $214.7 million preferred equity investment included in the Investment in unconsolidated joint ventures line item.

Supplemental Information	12	Fourth Quarter 2024

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Liabilities
Mortgages and other loans payable	$1,951,024	$1,648,798	$1,649,892	$1,701,378	$1,497,386
Unsecured term loans	1,150,000	1,250,000	1,250,000	1,250,000	1,250,000
Unsecured notes	100,000	100,000	100,000	100,000	100,000
Revolving credit facility	320,000	735,000	540,000	650,000	560,000
Deferred financing costs	(14,242)	(12,903)	(14,304)	(15,875)	(16,639)
Total debt, net of deferred financing costs	3,506,782	3,720,895	3,525,588	3,685,503	3,390,747
Accrued interest payable	2,727	22,825	20,083	23,217	17,930
Accounts payable and accrued expenses	122,674	125,377	121,050	101,495	153,164
Deferred revenue	164,887	154,700	153,660	157,756	134,053
Lease liability - financing leases	106,853	106,518	106,187	105,859	105,531
Lease liability - operating leases	810,989	815,238	819,439	823,594	827,692
Dividends and distributions payable	21,816	20,147	20,088	20,135	20,280
Security deposits	60,331	56,297	58,002	56,398	49,906
Liabilities related to assets held for sale	—	—	10,424	10,649	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Senior obligations of consolidated securitization vehicles	590,131	603,902	—	—	—
Other liabilities	415,794	409,844	423,816	437,302	471,401
Total Liabilities	5,902,984	6,135,743	5,358,337	5,521,908	5,270,704

Noncontrolling interests in Operating Partnership
(4,510 units outstanding at 12/31/2024)	288,941	293,593	265,823	272,235	238,051
Preferred units and redeemable equity	196,064	166,731	166,731	166,501	166,501

Equity
SL Green stockholders' equity:
Series I Preferred Stock	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 71,097
issued and outstanding at 12/31/2024	711	663	660	660	660
Additional paid–in capital	4,159,562	3,866,088	3,836,751	3,831,130	3,826,452
Treasury stock at cost	—	(128,655)	(128,655)	(128,655)	(128,655)
Accumulated other comprehensive earnings (loss)	18,196	(27,308)	40,371	40,151	17,477
Retained deficit	(449,101)	(376,435)	(279,763)	(229,607)	(151,551)
Total SL Green Realty Corp. stockholders' equity	3,951,300	3,556,285	3,691,296	3,735,611	3,786,315

Noncontrolling interests in other partnerships	118,651	63,720	66,465	68,037	69,610

Total Equity	4,069,951	3,620,005	3,757,761	3,803,648	3,855,925

Total Liabilities and Equity	$10,457,940	$10,216,072	$9,548,652	$9,764,292	$9,531,181

Supplemental Information	13	Fourth Quarter 2024

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2024	2023	2024	2024	2023
Revenues
Rental revenue, net	$139,613	$131,927	$139,616	$542,995	$603,694
Escalation and reimbursement revenues	17,317	19,430	17,317	63,004	79,641
SUMMIT Operator revenue	38,571	35,240	36,437	133,214	118,260
Investment income	5,415	6,856	5,344	24,353	34,705
Interest income from real estate loans held by consolidated securitization vehicles	14,209	—	4,771	18,980	—
Other income	30,754	18,271	26,206	103,726	77,410
Total Revenues	245,879	211,724	229,691	886,272	913,710

Gain (Loss) on early extinguishment of debt	25,985	(870)	—	43,762	(870)

Expenses
Operating expenses ⁽¹⁾	50,150	48,090	49,507	189,598	196,696
Real estate taxes	33,692	31,294	30,831	128,187	143,757
Operating lease rent	5,287	7,083	6,363	24,423	27,292
SUMMIT Operator expenses	28,792	24,887	37,901	111,739	101,211
Loan loss and other investment reserves, net of recoveries	—	—	—	—	6,890
Transaction related costs	138	16	171	401	1,099
Marketing, general and administrative	22,827	42,257	21,015	85,187	111,389
Total Operating Expenses	140,886	153,627	145,788	539,535	588,334

Equity in net income (loss) from unconsolidated joint ventures ⁽²⁾	(16,562)	(32,039)	(15,428)	83,495	(76,509)

Operating Income	114,416	25,188	68,475	473,994	247,997

Interest expense, net of interest income	38,153	27,400	42,091	147,220	137,114
Amortization of deferred financing costs	1,734	1,510	1,669	6,619	7,837
SUMMIT Operator tax expense	1,949	2,320	(1,779)	730	9,201
Interest expense on senior obligations of consolidated securitization vehicles	11,304	—	3,330	14,634	—
Depreciation and amortization	53,436	49,050	53,176	207,443	247,810
Income (Loss) from Continuing Operations ⁽³⁾	7,840	(55,092)	(30,012)	97,348	(153,965)

Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	189,138	(13,289)	371	208,144	(13,368)
Purchase price and other fair value adjustments	125,287	(10,273)	12,906	88,966	(17,260)
(Loss) gain on sale of real estate, net	(1,705)	(4,557)	7,471	3,025	(32,370)
Depreciable real estate reserves	(38,232)	(76,847)	—	(104,071)	(382,374)
Depreciable real estate reserves in unconsolidated joint venture	(263,190)	—	—	(263,190)	—
Net Income (Loss)	19,138	(160,058)	(9,264)	30,222	(599,337)

Net (income) loss attributable to noncontrolling interests	(3,885)	10,081	1,899	431	42,033
Preferred units distributions	(2,158)	(1,903)	(2,176)	(8,643)	(7,255)
Net Income (Loss) attributable to SL Green	13,095	(151,880)	(9,541)	22,010	(564,559)

Perpetual preferred stock dividends	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)
Net Income (Loss) attributable to SL Green common stockholders	$9,358	$(155,617)	$(13,279)	$7,060	$(579,509)

Basic earnings (loss) per share	$0.13	$(2.45)	$(0.21)	$0.08	$(9.12)
Diluted earnings (loss) per share	$0.13	$(2.45)	$(0.21)	$0.08	$(9.12)

(1) Includes property operating expenses and expenses of SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.
(2) Excludes Depreciable real estate reserves in unconsolidated joint venture.
(3) Before equity in net gain (loss), purchase price and other fair value adjustments, (loss) gain on sale and depreciable real estate reserves shown below.

Supplemental Information	14	Fourth Quarter 2024

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2024	2023	2024	2024	2023
Funds from Operations
Net Income (Loss) attributable to SL Green common stockholders	$9,358	$(155,617)	$(13,279)	$7,060	$(579,509)

Depreciation and amortization	53,436	49,050	53,176	207,443	247,810
Joint ventures depreciation and noncontrolling interests adjustments	69,636	73,062	71,539	287,671	284,284
Net income (loss) attributable to noncontrolling interests	3,885	(10,081)	(1,899)	(431)	(42,033)
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(189,138)	13,289	(371)	(208,144)	13,368
Purchase price and other fair value adjustments	(117,195)	—	(21,937)	(83,430)	6,813
Loss (Gain) on sale of real estate, net	1,705	4,557	(7,471)	(3,025)	32,370
Depreciable real estate reserves	38,232	76,847	—	104,071	382,374
Depreciable real estate reserves in unconsolidated joint venture	263,190	—	—	263,190	—
Depreciation on non-rental real estate assets	(1,226)	(1,414)	(1,204)	(4,583)	(4,136)
Funds From Operations	$131,883	$49,693	$78,554	$569,822	$341,341

Funds From Operations - Basic per Share	$1.87	$0.72	$1.16	$8.29	$4.98

Funds From Operations - Diluted per Share	$1.81	$0.72	$1.13	$8.11	$4.94

Funds Available for Distribution
FFO	$131,883	$49,693	$78,554	$569,822	$341,341

Non real estate depreciation and amortization	1,226	1,414	1,204	4,583	4,136
Amortization of deferred financing costs	1,734	1,510	1,669	6,619	7,837
Non-cash deferred compensation	15,936	23,398	9,392	45,562	62,352
FAD adjustment for joint ventures	(60,733)	(20,641)	(13,960)	(101,240)	(81,112)
Straight-line rental income and other non-cash adjustments	129	(1,484)	1,094	659	(20,188)
Non-cash fair value adjustments on mark-to-market derivatives	(8,092)	10,273	9,030	(5,537)	—
Second cycle tenant improvements	(21,826)	(15,355)	(17,401)	(72,011)	(52,300)
Second cycle leasing commissions	(8,545)	(2,705)	(4,292)	(20,115)	(9,335)
Revenue enhancing recurring CAPEX	(204)	(841)	(19)	(275)	(1,458)
Non-revenue enhancing recurring CAPEX	(10,984)	(8,326)	(5,138)	(23,234)	(21,530)
Reported Funds Available for Distribution	$40,524	$36,936	$60,133	$404,833	$229,743

First cycle tenant improvements	$285	$516	$439	$2,313	$1,960
First cycle leasing commissions	$2,686	$9	$11	$2,737	$388
Development costs	$9,904	$19,361	$10,742	$49,765	$56,529
Redevelopment costs	$2,800	$6,372	$1,165	$8,489	$16,320
Capitalized interest	$8,922	$18,064	$9,493	$50,148	$95,980

Supplemental Information	15	Fourth Quarter 2024

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Deficit	Interests	Income	Total

Balance at December 31, 2023	$221,932	$660	$3,826,452	$(128,655)	$(151,551)	$69,610	$17,477	$3,855,925

Net income					22,010	(928)		21,082
Acquisition of subsidiary interest from noncontrolling interest			(4,130)			(1,926)		(6,056)
Other comprehensive income - net unrealized gain on derivative instruments							3,978	3,978
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(3,784)	(3,784)
Other comprehensive income - net unrealized gain on marketable securities							525	525
Perpetual preferred stock dividends					(14,950)			(14,950)
DRSPP proceeds		7	52,301					52,308
Measurement adjustment for redeemable noncontrolling interest					(107,631)			(107,631)
Deferred compensation plan and stock awards, net of forfeitures and tax withholdings		4	26,844					26,848
Proceeds from issuance of common stock		51	386,739					386,790
Repurchases of common stock		(11)	(128,644)	128,655				—
Contributions to consolidated joint venture interests						6,656		6,656
Consolidation of partially owned entity						59,452		59,452
Cash distributions to noncontrolling interests						(14,213)		(14,213)
Cash distributions declared ($3.01 per common share, none of which represented a return of capital for federal income tax purposes)					(196,979)			(196,979)

Balance at December 31, 2024	$221,932	$711	$4,159,562	$—	$(449,101)	$118,651	$18,196	$4,069,951

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Contingently Issuable Shares	Diluted Shares

Share Count at December 31, 2023	64,726,253	3,949,448	—	—	68,675,701

YTD share activity	6,370,490	560,505	—	—	6,930,995
Share Count at December 31, 2024	71,096,743	4,509,953	—	—	75,606,696

Weighting factor	(6,034,833)	(835,643)	1,419,634	111,655	(5,339,187)
Weighted Average Share Count at December 31, 2024 - Diluted	65,061,910	3,674,310	1,419,634	111,655	70,267,509

Supplemental Information	16	Fourth Quarter 2024

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	December 31, 2024		September 30, 2024		June 30, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,146,384	$2,009,704	$4,222,970	$2,110,135	$4,222,970	$2,110,135
Building and improvements	13,341,755	6,474,343	14,209,648	7,119,004	14,103,745	7,082,454
Building leasehold and improvements	274,456	181,184	1,023,401	415,555	1,008,186	408,457
	17,762,595	8,665,231	19,456,019	9,644,694	19,334,901	9,601,046
Less: accumulated depreciation	(2,435,053)	(1,274,525)	(2,921,620)	(1,483,770)	(2,820,658)	(1,430,518)
Net real estate	15,327,542	7,390,706	16,534,399	8,160,924	16,514,243	8,170,528

Other real estate investments:
Debt and preferred equity investments, net	236,512	215,061	231,080	210,121	225,743	205,268

Cash and cash equivalents	330,348	131,568	312,785	156,150	311,324	155,441
Restricted cash	319,078	164,682	383,225	208,895	361,579	201,126
Tenant and other receivables	17,509	9,620	36,225	22,928	22,346	15,333
Deferred rents receivable	604,239	325,897	607,085	349,136	597,063	344,123
Deferred costs, net	390,646	196,818	367,001	196,994	330,642	179,972
Right-of-use assets - financing leases	728,149	513,345	730,386	515,245	732,548	516,603
Right-of-use assets - operating leases	191,509	92,920	195,075	94,555	198,611	96,176
Other assets	1,348,903	625,717	2,085,063	875,529	2,145,709	897,768

Total Assets	$19,494,435	$9,666,334	$21,482,324	$10,790,477	$21,439,808	$10,782,338

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $97,729 at 12/31/2024, of which $49,058 is SLG share	$12,234,261	$5,978,804	$13,653,311	$6,829,019	$13,593,682	$6,816,499
Accrued interest payable	56,299	25,445	99,785	40,179	64,401	28,380
Accounts payable and accrued expenses	346,726	162,633	223,087	114,935	241,413	121,004
Deferred revenue	956,217	431,127	1,011,333	459,505	1,022,793	462,077
Lease liability - financing leases	790,252	547,115	790,341	548,358	790,442	549,067
Lease liability - operating leases	217,833	107,460	220,920	108,935	223,978	110,396
Security deposits	43,544	19,690	46,854	21,672	46,383	21,702
Other liabilities	73,013	40,197	129,683	76,074	78,344	51,570
Equity	4,776,290	2,353,863	5,307,010	2,591,800	5,378,372	2,621,643

Total Liabilities and Equity	$19,494,435	$9,666,334	$21,482,324	$10,790,477	$21,439,808	$10,782,338

Supplemental Information	17	Fourth Quarter 2024

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended
	December 31, 2024		December 31, 2023		September 30, 2024

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$304,267	$157,190	$321,457	$164,315	$308,567	$162,987
Escalation and reimbursement revenues	64,234	35,069	61,423	33,680	61,545	35,753
Investment income	5,865	5,048	1,262	320	4,904	4,745
Other income	2,798	1,051	13	(288)	1,933	688
Total Revenues	377,164	198,358	384,155	198,027	376,949	204,173

Gain on early extinguishment of debt	—	—	—	—	—	—

Expenses
Operating expenses	66,971	34,568	69,805	36,463	67,104	35,732
Real estate taxes	74,723	37,826	77,034	38,649	73,686	38,119
Operating lease rent	7,217	1,793	7,302	3,377	8,487	1,953
Total Operating Expenses	148,911	74,187	154,141	78,489	149,277	75,804

Operating Income	228,253	124,171	230,014	119,538	227,672	128,369

Interest expense, net of interest income	140,031	67,099	152,504	73,012	141,067	67,670
Amortization of deferred financing costs	6,571	3,459	7,017	2,876	4,487	2,413
Depreciation and amortization	130,961	67,046	135,599	69,588	137,640	67,954
Net Loss	(49,310)	(13,433)	(65,106)	(25,938)	(55,522)	(9,668)

Real estate depreciation	130,959	67,046	135,593	69,583	137,639	67,953
FFO Contribution	$81,649	$53,613	$70,487	$43,645	$82,117	$58,285

FAD Adjustments:
Non real estate depreciation and amortization	$2	$—	$6	$5	$1	$1
Amortization of deferred financing costs	6,571	3,459	7,017	2,876	4,487	2,413
Straight-line rental income and other non-cash adjustments	(41,700)	(21,369)	(17,634)	(10,027)	(20,159)	(11,043)
Second cycle tenant improvements	(27,204)	(13,939)	(8,914)	(4,662)	(4,891)	(2,695)
Second cycle leasing commissions	(46,837)	(23,832)	(14,263)	(7,133)	(5,487)	(2,763)
Revenue enhancing recurring CAPEX	(72)	(36)	(195)	(99)	(18)	(9)
Non-revenue enhancing recurring CAPEX	(10,087)	(5,016)	(2,965)	(1,601)	(174)	136
Total FAD Adjustments	$(119,327)	$(60,733)	$(36,948)	$(20,641)	$(26,241)	$(13,960)

First cycle tenant improvements	$2,215	$911	$8,536	$2,691	$2,669	$1,104
First cycle leasing commissions	$6,881	$3,446	$11,756	$4,953	$37,231	$18,388
Development costs	$112,422	$30,121	$56,568	$16,851	$28,703	$8,767
Redevelopment costs	$29,541	$14,151	$22,560	$7,287	$14,297	$6,180
Capitalized interest	$36,726	$15,407	$43,947	$17,005	$44,290	$15,003

Supplemental Information	18	Fourth Quarter 2024

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended
	December 31, 2024		December 31, 2023

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$1,215,934	$635,019	$1,258,033	$645,147
Escalation and reimbursement revenues	242,451	136,302	232,353	126,836
Investment income	12,693	11,513	5,010	1,271
Other income	13,381	7,212	29,648	18,965
Total Revenues	1,484,459	790,046	1,525,044	792,219

Gain on early extinguishment of debt	233,704	172,369	—	—

Expenses
Operating expenses	259,558	135,821	253,630	131,958
Real estate taxes	297,520	152,437	287,462	144,095
Operating lease rent	33,207	7,808	29,048	13,458
Total Operating Expenses	590,285	296,066	570,140	289,511

Operating Income	1,127,878	666,349	954,904	502,708

Interest expense, net of interest income	573,148	276,852	574,032	272,217
Amortization of deferred financing costs	21,289	11,334	28,157	12,005
Depreciation and amortization	538,390	275,098	516,466	266,340
Net (Loss) Income	(4,949)	103,065	(163,751)	(47,854)

Real estate depreciation	538,378	275,091	516,441	266,322
FFO Contribution	$533,429	$378,156	$352,690	$218,468

FAD Adjustments:
Non real estate depreciation and amortization	$12	$7	$25	$18
Amortization of deferred financing costs	21,289	11,334	28,157	12,005
Straight-line rental income and other non-cash adjustments	(90,148)	(53,676)	(77,224)	(46,255)
Second cycle tenant improvements	(43,768)	(22,899)	(59,137)	(30,493)
Second cycle leasing commissions	(58,661)	(30,008)	(20,296)	(10,288)
Revenue enhancing recurring CAPEX	(186)	(95)	(1,077)	(554)
Non-revenue enhancing recurring CAPEX	(12,235)	(5,903)	(10,876)	(5,545)
Total FAD Adjustments	$(183,697)	$(101,240)	$(140,428)	$(81,112)

First cycle tenant improvements	$12,388	$4,302	$20,390	$8,039
First cycle leasing commissions	$45,896	$22,347	$20,196	$8,588
Development costs	$229,299	$65,805	$270,102	$77,250
Redevelopment costs	$68,142	$28,449	$86,685	$29,621
Capitalized interest	$156,533	$58,675	$149,268	$51,979

Supplemental Information	19	Fourth Quarter 2024

SELECTED FINANCIAL DATA Net Operating Income(1) Unaudited (Dollars in Thousands)

	Three Months Ended			Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2024	2023	2024	2024	2023

Net Operating Income (1)	$91,459	$74,124	$88,718	$325,927	$352,043
SLG share of NOI from unconsolidated JVs	117,761	119,999	122,317	471,403	485,034
NOI, including SLG share of unconsolidated JVs	209,220	194,123	211,035	797,330	837,077
Partners' share of NOI - consolidated JVs	(2,112)	96	(1,970)	(6,279)	390
NOI - SLG share	$207,108	$194,219	$209,065	$791,051	$837,467

NOI, including SLG share of unconsolidated JVs	$209,220	$194,123	$211,035	$797,330	$837,077
Free rent (net of amortization)	(4,687)	(4,549)	932	(7,653)	(27,581)
Straight-line revenue adjustment	(8,677)	(1,622)	(7,008)	(25,883)	(17,805)
Amortization of acquired above and below-market leases, net	(6,220)	(6,227)	(4,680)	(22,707)	(36,115)
Operating lease straight-line adjustment	(374)	732	823	2,328	2,867
Straight-line tenant credit loss	(1,004)	(320)	157	5,628	(1,265)
Cash NOI, including SLG share of unconsolidated JVs	188,258	182,137	201,259	749,043	757,178
Partners' share of cash NOI - consolidated JVs	(2,120)	52	(2,190)	(6,782)	244
Cash NOI - SLG share	$186,138	$182,189	$199,069	$742,261	$757,422

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended		Twelve Months Ended
	December 31, 2024		December 31, 2024
	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$165,675	$154,648	$667,747	$632,032
Development / Redevelopment	6,090	416	12,389	6,898
High Street Retail	5,212	4,138	15,660	11,852
Suburban & Residential	4,079	3,915	19,273	18,643
Total Operating and Development	181,056	163,117	715,069	669,425
Alternative Strategy Portfolio	9,816	7,405	44,066	42,006
Property Dispositions (2)	863	754	4,710	3,122
Other (3)	15,373	14,862	27,206	27,708
Total	$207,108	$186,138	$791,051	$742,261

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	20	Fourth Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$126,302	$128,758		$126,272	$503,877	$518,991
Escalation & reimbursement revenues	16,767	18,885		17,056	62,343	71,965
Other income	3,264	1,177		2,069	7,950	4,510
Total Revenues	$146,333	$148,820		$145,397	$574,170	$595,466

Expenses
Operating expenses	$39,759	$39,110		$39,332	$152,145	$151,569
Real estate taxes	32,527	31,294		31,230	126,010	124,788
Operating lease rent	6,106	6,106		6,106	24,423	24,423
Total Operating Expenses	$78,392	$76,510		$76,668	$302,578	$300,780

Operating Income	$67,941	$72,310		$68,729	$271,592	$294,686

Interest expense & amortization of financing costs	$22,421	$18,931		$19,396	$80,692	$75,032
Depreciation & amortization	46,166	44,718		45,966	181,435	177,696

(Loss) income before noncontrolling interest	$(646)	$8,661		$3,367	$9,465	$41,958
Real estate depreciation & amortization	46,166	44,718		45,966	181,435	177,696
FFO Contribution	$45,520	$53,379		$49,333	$190,900	$219,654

Non–building revenue	(498)	(58)		(662)	(1,510)	(402)

Interest expense & amortization of financing costs	22,421	18,931		19,396	80,692	75,032
Non-real estate depreciation	—	—		—	—	—
NOI	$67,443	$72,252	(6.7)%	$68,067	$270,082	$294,284	(8.2)%

Cash Adjustments
Free rent (net of amortization)	$(1,055)	$(1,023)		$(1,344)	$(8,815)	$(11,271)
Straight-line revenue adjustment	2,293	(119)		1,896	7,907	(10)
Amortization of acquired above and below-market leases, net	830	88		834	2,578	560
Operating lease straight-line adjustment	204	204		204	815	815
Straight-line tenant credit loss	(428)	(43)		122	1,231	(708)
Cash NOI	$69,287	$71,359	(2.9)%	$69,779	$273,798	$283,670	(3.5)%

Lease termination income	(2,737)	(1,102)		(1,369)	(6,338)	(4,054)
Cash NOI excluding lease termination income	$66,550	$70,257	(5.3)%	$68,410	$267,460	$279,616	(4.3)%

Operating Margins
NOI to real estate revenue, net	46.2%	48.6%		47.0%	47.2%	49.5%
Cash NOI to real estate revenue, net	47.5%	48.0%		48.2%	47.8%	47.7%

NOI before operating lease rent/real estate revenue, net	50.4%	52.7%		51.2%	51.4%	53.6%
Cash NOI before operating lease rent/real estate revenue, net	51.6%	51.9%		52.3%	51.9%	51.6%

Supplemental Information	21	Fourth Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$115,769	$115,237		$119,474	$456,242	$462,710
Escalation & reimbursement revenues	31,096	27,497		30,726	115,140	105,334
Other income	123	(301)		264	3,426	2,892
Total Revenues	$146,988	$142,433		$150,464	$574,808	$570,936

Expenses
Operating expenses	$28,582	$28,128		$29,177	$110,333	$109,058
Real estate taxes	29,842	28,542		29,069	116,210	111,625
Operating lease rent	108	108		108	433	433
Total Operating Expenses	$58,532	$56,778		$58,354	$226,976	$221,116

Operating Income	$88,456	$85,655		$92,110	$347,832	$349,820

Interest expense & amortization of financing costs	$48,539	$51,568		$48,424	$198,117	$200,295
Depreciation & amortization	48,690	47,899		47,765	195,632	192,700

Loss before noncontrolling interest	$(8,773)	$(13,812)		$(4,079)	$(45,917)	$(43,175)
Real estate depreciation & amortization	48,689	47,895		47,764	195,625	192,685
FFO Contribution	$39,916	$34,083		$43,685	$149,708	$149,510

Non–building revenue	(118)	672		(38)	(355)	(625)

Interest expense & amortization of financing costs	48,539	51,568		48,424	198,117	200,295
Non-real estate depreciation	1	4		1	7	15
NOI	$88,338	$86,327	2.3%	$92,072	$347,477	$349,195	(0.5)%

Cash Adjustments
Free rent (net of amortization)	$842	$(3,127)		$1,441	$4,892	$(8,200)
Straight-line revenue adjustment	(5,275)	1,139		(3,413)	(14,251)	(8,827)
Amortization of acquired above and below-market leases, net	(4,409)	(4,407)		(4,409)	(17,635)	(17,161)
Operating lease straight-line adjustment	—	—		—	—	—
Straight-line tenant credit loss	(591)	(277)		10	(328)	(454)
Cash NOI	$78,905	$79,655	(0.9)%	$85,701	$320,155	$314,553	1.8%

Lease termination income	—	(369)		(223)	(3,055)	(2,251)
Cash NOI excluding lease termination income	$78,905	$79,286	(0.5)%	$85,478	$317,100	$312,302	1.5%

Operating Margins
NOI to real estate revenue, net	60.1%	60.3%		61.2%	60.5%	61.2%
Cash NOI to real estate revenue, net	53.7%	55.7%		57.0%	55.7%	55.2%

NOI before operating lease rent/real estate revenue, net	60.2%	60.4%		61.3%	60.6%	61.3%
Cash NOI before operating lease rent/real estate revenue, net	53.8%	55.7%		57.0%	55.8%	55.2%

Supplemental Information	22	Fourth Quarter 2024

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2024	2023	%	2024	2024	2023	%
Revenues
Rental revenue, net	$126,302	$128,758		$126,272	$503,877	$518,991
Escalation & reimbursement revenues	16,767	18,885		17,056	62,343	71,965
Other income	3,264	1,177		2,069	7,950	4,510
Total Revenues	$146,333	$148,820		$145,397	$574,170	$595,466

Equity in net income (loss) from unconsolidated joint ventures (1)	$(8,773)	$(13,812)		$(4,079)	$(45,917)	$(43,175)
Expenses
Operating expenses	$39,759	$39,110		$39,332	$152,145	$151,569
Real estate taxes	32,527	31,294		31,230	126,010	124,788
Operating lease rent	6,106	6,106		6,106	24,423	24,423
Total Operating Expenses	$78,392	$76,510		$76,668	$302,578	$300,780

Operating Income	$59,168	$58,498		$64,650	$225,675	$251,511

Interest expense & amortization of financing costs	$22,421	$18,931		$19,396	$80,692	$75,032
Depreciation & amortization	46,166	44,718		45,966	181,435	177,696

Loss before noncontrolling interest	$(9,419)	$(5,151)		$(712)	$(36,452)	$(1,217)
Real estate depreciation & amortization	46,166	44,718		45,966	181,435	177,696
Joint Ventures Real estate depreciation & amortization (1)	48,689	47,895		47,764	195,625	192,685
FFO Contribution	$85,436	$87,462		$93,018	$340,608	$369,164

Non–building revenue	(498)	(58)		(662)	(1,510)	(402)
Joint Ventures Non–building revenue (1)	(118)	672		(38)	(355)	(625)

Interest expense & amortization of financing costs	22,421	18,931		19,396	80,692	75,032
Joint Ventures Interest expense & amortization of financing costs (1)	48,539	51,568		48,424	198,117	200,295
Non-real estate depreciation	—	—		—	—	—
Joint Ventures Non-real estate depreciation (1)	1	4		1	7	15
NOI	$155,781	$158,579	(1.8)%	$160,139	$617,559	$643,479	(4.0)%

Cash Adjustments
Non-cash adjustments	$1,844	$(893)		$1,712	$3,716	$(10,614)
Joint Ventures non-cash adjustments (1)	(9,433)	(6,672)		(6,371)	(27,322)	(34,642)
Cash NOI	$148,192	$151,014	(1.9)%	$155,480	$593,953	$598,223	(0.7)%

Lease termination income	$(2,737)	$(1,102)		$(1,369)	$(6,338)	$(4,054)
Joint Ventures lease termination income (1)	—	(369)		(223)	(3,055)	(2,251)
Cash NOI excluding lease termination income	$145,455	$149,543	(2.7)%	$153,888	$584,560	$591,918	(1.2)%

Operating Margins
NOI to real estate revenue, net	53.2%	54.3%		54.3%	53.8%	55.2%
Cash NOI to real estate revenue, net	50.6%	51.7%		52.7%	51.8%	51.3%

NOI before operating lease rent/real estate revenue, net	55.3%	56.5%		56.4%	56.0%	57.3%
Cash NOI before operating lease rent/real estate revenue, net	52.7%	53.8%		54.7%	53.9%	53.4%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Fourth Quarter 2024

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2025	Current	Final		Principal
	Ownership	Outstanding			Principal	Maturity	Maturity		Due at
Fixed rate debt	Interest (%)	12/31/2024	Coupon (1)		Amortization	Date	Date (2)		Final Maturity
Secured fixed rate debt
10 East 53rd Street (capped)	100.0	$205,000	5.45%		$—	May-25	May-28	(3)	$205,000
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25	Jun-27		370,000
185 Broadway / 7 Dey	100.0	190,148	6.65%		—	Nov-25	Nov-26	(3)	190,148
Landmark Square	100.0	100,000	4.90%		—	Jan-27	Jan-27		100,000
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27	Feb-27		450,000
420 Lexington Avenue	100.0	272,326	8.24%		—	Oct-40	Oct-40		272,326
		$1,587,474	5.80%		$—				$1,587,474
Unsecured fixed rate debt
Term Loan B (swapped)		$100,000	4.56%		$—	Nov-25	Nov-26	(3)	$100,000
Unsecured notes		100,000	4.27%		—	Dec-25	Dec-25		100,000
Revolving credit facility (swapped)		320,000	4.93%	(4)	—	May-26	May-27	(3)	320,000
Term Loan A (swapped)		1,050,000	4.54%		—	May-27	May-27		1,050,000
Junior subordinated deferrable interest debentures (swapped)		100,000	5.27%		—	Jul-35	Jul-35		100,000
		$1,670,000	4.65%		$—				$1,670,000

Total Fixed Rate Debt		$3,257,474	5.21%		$—				$3,257,474
Floating rate debt
Secured floating rate debt
CMBS Repurchase Facility (SOFR+ 175 bps)	100.0	$3,550	6.00%		$—	Jun-25	Jun-25		$3,550
100 Park Avenue (SOFR + 225 bps)	49.9	360,000	6.58%		—	Jun-25	Dec-27	(3)	360,000
		$363,550	6.58%		$—				$363,550

Total Floating Rate Debt		$363,550	6.58%		$—				$363,550

Consolidated Debt		$3,621,024	5.35%
Alternative Strategy Portfolio Debt		$—	—%
Total Debt - Consolidated		$3,621,024	5.35%		$—				$3,621,024
Deferred financing costs		(14,242)
Total Debt - Consolidated, net		$3,606,782	5.35%

Total Debt - Unconsolidated JV, net		$5,978,804	4.35%

Debt including SLG share of JV Debt		$9,075,089	4.70%
Alternative Strategy Portfolio Debt including SLG share of JV Debt		$573,797	5.18%
Total Debt including SLG share of JV Debt		$9,648,886	4.73%

Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,896,995	4.77%

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) As-of-right extension.
(4) Represents a blended swapped rate inclusive of the effect of multiple swaps.

Supplemental Information	24	Fourth Quarter 2024

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2025 Principal	Current		Final		Principal Due at
	Ownership	12/31/2024				Amortization		Maturity		Maturity		Final Maturity
Fixed rate debt	Interest (%)	Gross Principal		SLG Share	Coupon (1)		(SLG Share)	Date		Date (2)		(SLG Share)
450 Park Avenue (swapped)	25.1	$284,835		$71,494	6.57%	(3)	$—	Jun-25		Jun-27		$71,494
11 Madison Avenue	60.0	1,400,000		840,000	3.84%		—	Sep-25		Sep-25		840,000
15 Beekman	20.0	120,000		24,000	5.99%		—	Jan-26		Jan-28		24,000
800 Third Avenue (swapped)	60.5	177,000		107,120	3.37%		—	Feb-26		Feb-26		107,120
1515 Broadway	56.9	740,947		421,369	3.93%		11,975	Mar-26		Mar-28		380,032
919 Third Avenue (swapped)	51.0	500,000		255,000	6.11%		—	Apr-26		Apr-28		255,000
280 Park Avenue (swapped)	50.0	1,075,000		537,500	5.84%		—	Sep-26		Sep-28		537,500
245 Park Avenue	50.1	1,768,000		885,768	4.30%		—	Jun-27		Jun-27		885,768
One Madison Avenue (hedged)	25.5	1,013,114	(4)	258,344	7.27%	(3)	—	Nov-27		Nov-27		258,344
220 East 42nd	51.0	496,412		253,170	6.77%		—	Dec-27		Dec-27		253,170
One Vanderbilt Avenue	60.0	3,000,000		1,800,300	2.95%		—	Jul-31		Jul-31		1,800,300
		$10,575,308		$5,454,065	4.26%	(5)	$11,975					$5,412,728
Alternative strategy portfolio
650 Fifth Avenue	50.0	$65,000		$32,500	5.45%		$—	Feb-25		Jul-25		$32,500
115 Spring Street	51.0	65,550		33,431	5.50%		—	Mar-25		Mar-25		33,431
Worldwide Plaza	25.0	1,200,000		299,400	3.98%		—	Nov-27		Nov-27		299,400
		$1,330,550		$365,331	4.25%	(5)	$—					$365,331

Total Fixed Rate Debt		$11,905,858		$5,819,396	4.26%	(5)	$11,975					$5,778,059
Floating rate debt
Alternative strategy portfolio
11 West 34th Street (LIBOR + 145 bps)	30.0	$23,000		$6,900	6.67%	(7)	—	Feb-23	(8)	Feb-23	(8)	$6,900
1552 Broadway (SOFR + 275 bps) (6)	50.0	193,132		96,566	7.08%		—	Feb-24	(9)	Feb-24	(9)	96,566
650 Fifth Avenue (SOFR + 225 bps)	50.0	210,000		105,000	6.58%		—	Feb-25		Jul-25		105,000
		$426,132		$208,466	6.82%	(5)	$—					$208,466

Total Floating Rate Debt		$426,132		$208,466	6.82%	(5)	$—					$208,466

Unconsolidated JV Debt		$10,575,308		$5,454,065	4.26%	(5)
Alternative Strategy Portfolio Debt		$1,756,682		$573,797	5.18%	(5)
Total Debt - Unconsolidated JV		$12,331,990		$6,027,862	4.35%	(5)	$11,975					$5,986,525
	Deferred financing costs	(97,729)		(49,058)
Total Debt - Unconsolidated JV, net		$12,234,261		$5,978,804	4.35%	(5)

(1) Coupon for floating rate debt determined using the effective Term SOFR rate at the end of the quarter of 4.85%. Coupon for loans that are subject to SOFR floors, interest rate caps or interest rate swaps were determined using the SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions and/or result in adjusted terms.
(3) Coupon reflects interest rate swaps executed at the corporate level for SLG’s share of the outstanding debt.
(4) Debt is hedged via a $354.8 million swap executed at the corporate level and a $658.4 million cap executed at the joint venture.
(5) Calculated based on SL Green's share of the outstanding debt.
(6) Spread includes applicable Term SOFR adjustment.
(7) The coupon rate is based on the last available LIBOR on June 30, 2023.
(8) The Company's joint venture partner is in discussions with the lender on resolution of the past maturity.
(9) The Company is in discussions with the lender on resolution of the past maturity.

Supplemental Information	25	Fourth Quarter 2024

DEBT COMPOSITION AND CORPORATE DEBT COVENANTS Unaudited (Dollars in Thousands)

Composition of Debt

	Core Portfolio		Alternative Strategy Portfolio		Total
Fixed Rate Debt
Consolidated	$3,257,474		$—		$3,257,474
SLG Share of JV	5,454,065		365,331		5,819,396
Total Fixed Rate Debt	$8,711,539	96.0%	$365,331	63.7%	$9,076,870	94.1%

Floating Rate Debt
Consolidated	$363,550		$—		$363,550
SLG Share of JV	—		208,466		208,466
	363,550	4.0%	208,466	36.3%	572,016	5.9%
Debt & Preferred Equity and CMBS Investments	(187,250)	(2.1)%	(53,533)	(9.3)%	(240,783)	(2.5)%
Total Floating Rate Debt	$176,300	1.9%	$154,933	27.0%	$331,233	3.4%

Total Debt	$9,075,089		$573,797		$9,648,886

Revolving Credit Facility Covenants (1)
	Actual	Required
Total Debt / Total Assets	36.8%	Less than 60%
Consolidated Fixed Charge Coverage	1.70x	Greater than 1.40x
Maximum Secured Indebtedness	21.7%	Less than 50%
Maximum Unencumbered Leverage Ratio	28.8%	Less than 60%

Unsecured Notes Covenants (1)
	Actual	Required
Total Debt / Total Assets	34.6%	Less than 60%
Secured Debt / Total Assets	23.0%	Less than 40%
Debt Service Coverage	2.65x	Greater than 1.50x
Unencumbered Assets / Unsecured Debt	464.0%	Greater than 150%

(1) Covenants calculated pursuant to the terms of the underlying facility or notes.

Supplemental Information	26	Fourth Quarter 2024

DERIVATIVE SUMMARY SCHEDULE Unaudited (Dollars in Thousands)

Consolidated Interest Rate Derivatives
			Ownership	Notional Value	Fair Value
Secured Debt			Interest (%)	12/31/2024	12/31/2024		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
10 East 53rd Street			55.0	$205,000	$75		Cap	4.00%	February 2024	February 2025

100 Church Street			100.0	$370,000	$970		Swap	3.89%	November 2022	June 2027

SLGOP – 450 Park Avenue			100.0	$68,678	$(765)	(2)	Swap	4.47%	August 2024	June 2027

SLGOP – One Madison Avenue			100.0	$300,000	$(3,953)	(2)	Swap	4.49%	November 2024	November 2027

Unsecured Debt
Term Loan A			100.0	$150,000	$2,196		Swap	2.62%	December 2021	January 2026
Term Loan A			100.0	200,000	5,711		Swap	2.59%	February 2023	February 2027
Term Loan A			100.0	100,000	2,225		Swap	2.90%	February 2023	February 2027
Term Loan A			100.0	100,000	2,568		Swap	2.73%	February 2023	February 2027
Term Loan A			100.0	50,000	1,557		Swap	2.46%	February 2023	February 2027
Term Loan A			100.0	300,000	7,637		Swap	2.87%	July 2023	May 2027
Term Loan A			100.0	150,000	1,618		Swap	3.52%	January 2024	May 2027

Term Loan B & Revolving Credit Facility			100.0	$200,000	$2,849		Swap	2.66%	December 2021	January 2026

Revolving Credit Facility			100.0	$125,000	$828		Swap	3.67%	August 2024	December 2026
Revolving Credit Facility			100.0	125,000	820		Swap	3.67%	August 2024	December 2026

Junior subordinated deferrable interest debentures			100.0	$100,000	$722		Swap	3.76%	January 2023	January 2028

Forward-starting Derivatives
10 East 53rd Street			55.0	$204,963	$431		Swap	3.92%	February 2025	May 2028

Unconsolidated JV Interest Rate Derivatives
		Notional Value		Fair Value
	Ownership	12/31/2024		12/31/2024
Secured Debt	Interest (%)	Gross	SLG Share	Gross	SLG Share		Instrument (1)	Strike Rate (1)	Effective Date	Maturity Date
One Madison Avenue	25.5	$658,357	$332,470	$727	$367		Cap	4.00%	November 2024	May 2025

800 Third Avenue	60.5	$177,000	$107,120	$4,964	$3,004		Swap	1.55%	December 2022	February 2026

919 Third Avenue	51.0	$250,000	$127,500	$1,309	$668		Swap	3.61%	April 2023	February 2026
919 Third Avenue	51.0	250,000	127,500	$1,309	$668		Swap	3.61%	April 2023	February 2026

280 Park Avenue	50.0	$537,500	$268,750	$(1,628)	$(814)		Swap	4.07%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(534)	(267)		Swap	4.04%	July 2024	September 2028
280 Park Avenue	50.0	268,750	134,375	(711)	(356)		Swap	4.06%	July 2024	September 2028

(1) Certain financings require the purchase of a cap at a specified strike rate.
(2) Quarterly changes in fair value recognized in the calculation of FFO.

Supplemental Information	27	Fourth Quarter 2024

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

		Scheduled Cash Payment (1)								Lease	Year of Final
Property		2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas		$6,909		$6,909		$6,909		$6,909		$83,492	2043
SL Green Headquarters at One Vanderbilt		2,394	(4)	2,450	(4)	2,455	(4)	2,641	(4)	89,083	2048
SUMMIT One Vanderbilt		9,598	(4)	9,598	(4)	9,598	(4)	9,598	(4)	428,652	2070
420 Lexington Avenue		11,199		11,199		11,199		11,199		170,784	2080
711 Third Avenue		5,500	(5)	5,500	(5)	5,500	(5)	5,500	(5)	38,978 (5)	2083
Total		$35,600		$35,656		$35,661		$35,847		$810,989

Financing Leases
15 Beekman		$3,228		$3,276		$3,325		$3,375		$106,853	2119	(6)
Total		$3,228		$3,276		$3,325		$3,375		$106,853

	SLG	Scheduled Cash Payment (1)								Lease	Year of Final
Property	Interest (%)	2025		2026		2027		2028		Liabilities (2)	Expiration (3)

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (7)	33.3	$614		$614		$693		$693		$2,914	2029

Alternative strategy portfolio
650 Fifth Avenue (Floors 4-6)	50.0	$1,790		$1,802		$1,935		$1,935		$13,663	2053
650 Fifth Avenue (Floors b-3)	50.0	1,569		1,571		1,585		1,605		31,900	2062
1560 Broadway	50.0	7,476		7,554		7,610		7,610		58,983	2114

Total		$11,449		$11,541		$11,823		$11,843		$107,460

Financing Leases
One Vanderbilt Avenue Garage	60.0	$178		$180		$182		$184		$2,916	2069
885 Third Avenue	34.1	795		817		817		817		15,617	2119

Alternative strategy portfolio
650 Fifth Avenue (Floors b-3)	50.0	$7,364		$7,364		$7,364		$7,464		$104,185	2062
2 Herald Square	95.0	14,613		14,978		15,353		—		403,006	2077	(6)

Total		$22,950		$23,339		$23,716		$8,465		$525,724

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of December 31, 2024.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 60.01% ownership interest in One Vanderbilt.
(5) Reflects scheduled cash payments net of the Company's 50.0% ownership of the fee interest in the property.
(6) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(7) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	28	Fourth Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

12/31/2023		$346,745	$358,011	7.79%	7.92%

Debt investment originations/fundings/accretion	(4)	3,487
Preferred Equity investment originations/accretion	(4)	2,115
Joint venture investment originations/accretion/amortization	(4)	—
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
3/31/2024		$352,347	$362,794	7.82%	7.95%

Debt investment originations/fundings/accretion	(4)	619
Preferred Equity investment originations/accretion	(4)	2,150
Joint venture investment originations/accretion/amortization	(4)	205,208
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(64,629)
Reserves/Realized Losses		—
6/30/2024		$495,695	$405,571	7.41%	7.46%

Debt investment originations/fundings/accretion	(4)	1,228
Preferred Equity investment originations/accretion	(4)	2,209
Joint venture investment originations/accretion/amortization	(4)	4,684
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
9/30/2024		$503,816	$514,192	7.35%	7.43%

Debt investment originations/fundings/accretion	(4)	7,556
Preferred Equity investment originations/accretion	(4)	2,246
Joint venture investment originations/accretion/amortization	(4)	4,765
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
12/31/2024		$518,383	$524,757	7.26%	7.30%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	29	Fourth Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value			Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total	Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$117,006	$50,000	$167,006	$812,021	$592	6.05%	6.02%

Preferred Equity	—	136,720	136,720	250,000	$785	6.46%	6.55%

Joint Venture Preferred Equity	—	214,657	214,657	206,321	$764	8.76%	8.86%

Balance as of 12/31/2024	$117,006	$401,377	$518,383		$713	7.26%	7.30%

	Debt and Preferred Equity Maturity Profile
	2025	2026	2027	2028	2029 & Thereafter
Floating Rate	$62,525	$54,481	$—	$—	$—
Fixed Rate	30,000	214,657	136,720	—	20,000
Sub-total	$92,525	$269,138	$136,720	$—	$20,000

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.

Supplemental Information	30	Fourth Quarter 2024

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)		Property		Senior			Yield At End
Investment Type	12/31/2024		Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Preferred Equity (4)	$214,657	(4)	Office	Manhattan	$206,321	$764	Fixed	8.86%

Preferred Equity	136,720		Multi-Family Rental	Manhattan	250,000	$785	Fixed	6.55%

Mezzanine Loan	54,482		Office	Manhattan	190,021	$749	Floating	9.59%

Mezzanine Loan (5)	53,533	(5)	Office	Manhattan	283,000	$428	Floating	(6)

Mezzanine Loan	30,000		Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000		Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,991		Office	Manhattan	54,000	$455	Floating	16.34%

Total	$518,383

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Investment is included in the Investment in unconsolidated joint ventures line item in our consolidated balance sheet.
(5) Alternative Strategy Portfolio asset.
(6) Loan was put on non-accrual in the first quarter of 2023 and continues to be on non-accrual as of December 31, 2024.

Supplemental Information	31	Fourth Quarter 2024

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)
CONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	100.0	Plaza District	Fee Interest	354,300	1.6	97.6	98.1	98.1	98.1	$33,872	$33,872	39
100 Church Street	100.0	Downtown	Fee Interest	1,047,500	4.8	86.9	86.9	93.1	93.1	46,125	46,125	19
100 Park Avenue	50.0	Grand Central South	Fee Interest	834,000	3.8	60.8	95.8	57.5	66.2	40,294	20,147	33
110 Greene Street	100.0	Soho	Fee Interest	223,600	1.0	89.3	92.2	91.3	91.4	18,145	18,145	55
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	2.8	95.7	99.5	100.0	100.0	46,465	46,465	23
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.0	100.0	100.0	100.0	100.0	18,741	18,741	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1,188,000	5.6	86.9	90.1	87.0	90.3	82,350	82,350	170
461 Fifth Avenue	100.0	Midtown	Fee Interest	200,000	0.9	98.2	98.2	92.9	98.2	17,673	17,673	18
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	921,000	4.2	78.9	83.2	77.0	82.4	48,211	48,211	33
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	4.3	88.1	88.1	88.1	88.1	51,890	51,890	12
711 Third Avenue	100.0 (4)	Grand Central North	Leasehold Interest (4)	524,000	2.4	93.7	93.7	93.7	93.7	33,735	33,735	20
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	3.2	80.6	85.4	81.3	86.1	41,795	41,795	44
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	4.9	75.0	85.9	76.8	79.7	68,903	68,903	15
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	2.6	78.5	80.7	76.2	78.5	35,732	35,732	45
Added to Same Store in 2024
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	218,796	1.0	74.5	74.5	73.1	73.1	10,081	10,081	11

Subtotal / Weighted Average				9,587,441	44.1%	83.3%	89.2%	83.9%	86.5%	$594,012	$573,865	544

Total / Weighted Average Consolidated Properties				9,587,441	44.1%	83.3%	89.2%	83.9%	86.5%	$594,012	$573,865	544

UNCONSOLIDATED PROPERTIES
"Same Store"
One Vanderbilt Avenue	60.0	Grand Central	Fee Interest	1,657,198	7.6	99.4	100.0	99.4	100.0	$287,129	$172,277	40
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	2,314,000	10.8	96.1	96.1	96.1	96.1	172,839	103,704	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	1,135,000	5.2	89.0	93.7	89.5	92.0	69,332	35,359	31
280 Park Avenue	50.0	Park Avenue	Fee Interest	1,219,158	5.6	89.0	91.1	87.9	89.5	121,544	60,772	33
800 Third Avenue	60.5	Grand Central North	Fee Interest	526,000	2.4	84.6	84.6	89.2	89.2	32,995	19,962	43
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	6.7	80.9	95.6	80.0	80.9	82,200	41,922	10
1515 Broadway	56.9	Times Square	Fee Interest	1,750,000	8.0	99.7	99.7	99.7	99.7	139,119	79,159	7
Added to Same Store in 2024
450 Park Avenue	25.1	Park Avenue	Fee Interest	337,000	1.5	89.3	89.3	89.3	89.3	37,886	9,509	23

Subtotal / Weighted Average				10,392,356	47.8%	92.7%	95.6%	92.7%	93.4%	$943,044	$522,664	194

"Non Same Store"
245 Park Avenue	50.1	Park Avenue	Fee Interest	1,782,793	8.2	85.4	91.7	79.0	87.7	$157,384	$78,849	14

Subtotal / Weighted Average				1,782,793	8.2%	85.4%	91.7%	79.0%	87.7%	$157,384	$78,849	14

Total / Weighted Average Unconsolidated Properties				12,175,149	55.9%	91.6%	95.0%	90.7%	92.6%	$1,100,428	$601,513	208

Manhattan Operating Properties Grand Total / Weighted Average				21,762,590	100.0%	88.0%	92.5%	87.7%	89.9%	$1,694,440	$1,175,379	752
Manhattan Operating Properties Same Store Occupancy %				19,979,797	91.8%	88.2%	92.5%	88.5%	90.1%

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) The Company also owns 50% of the fee interest.

Supplemental Information	32	Fourth Quarter 2024

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total		December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

RETAIL PROPERTIES
"Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	29.8		100.0	100.0	100.0	100.0	$2,800	$1,016	1

Subtotal/Weighted Average				12,946	29.8%		100.0%	100.0%	100.0%	100.0%	$2,800	$1,016	1

"Non Same Store" Retail
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,848	18.1		100.0	100.0	100.0	100.0	$1,505	$1,355	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	52.1		100.0	100.0	100.0	100.0	18,046	18,046	1

Subtotal/Weighted Average				30,496	70.2%		100.0%	100.0%	100.0%	100.0%	$19,551	$19,401	2

Total / Weighted Average Retail Properties				43,442	100.0%		100.0%	100.0%	100.0%	100.0%	$22,351	$20,416	3

	Ownership				Total		December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (4)
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Units		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)	($'s)

RESIDENTIAL PROPERTIES
"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	140,382	209		94.3	97.1	96.2	96.7	$11,707	$11,707	$4,952
15 Beekman Street	20.0	Downtown	Leasehold Interest	221,884	484	(5)	100.0	100.0	100.0	100.0	13,810	2,762	N/A
Subtotal/Weighted Average				362,266	693		98.3%	99.1%	98.8%	99.0%	$25,517	$14,469	$4,952

Total / Weighted Average Residential Properties				362,266	693		98.3%	99.1%	98.8%	99.0%	$25,517	$14,469	$4,952

	Ownership				% of Total		December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet		% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

SUBURBAN PROPERTIES
"Same Store" Suburban
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	862,800	100.0		72.6	73.5	72.3	73.6	$18,080	$18,080	92

Subtotal/Weighted Average				862,800	100.0%		72.6%	73.5%	72.3%	73.6%	$18,080	$18,080	92

Total / Weighted Average Suburban Properties				862,800	100.0%		72.6%	73.5%	72.3%	73.6%	$18,080	$18,080	92

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Calculated based on occupied units. Amount in dollars.
(5) Property occupied by Pace University and used as an academic center and dormitory space. 484 represents number of beds.

Supplemental Information	33	Fourth Quarter 2024

SELECTED PROPERTY DATA Development / Redevelopment & Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Real Estate Book Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Development / Redevelopment
One Madison Avenue	25.5	Park Avenue South	Fee Interest	1,385,484	62.0	62.9	66.6	62.8	66.6	$105,999	$27,030	$1,676,349	10
19 East 65th Street	100.0	Plaza District	Fee Interest	14,639	0.7	5.5	5.5	5.5	5.5	32	32	15,658	1
185 Broadway	100.0	Lower Manhattan	Fee Interest	50,206	2.3	34.5	34.5	34.5	34.5	3,454	3,454	48,572	4
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	35.0	9.5	9.5	10.3	10.3	6,299	6,300	301,397	9

Total / Weighted Average Development / Redevelopment Properties				2,230,329	100.0%	43.2%	45.5%	43.4%	45.8%	$115,784	$36,816	$2,041,976	24

	Ownership				% of Total	December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Investment Carrying Value, Net	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

Alternative Strategy Portfolio
2 Herald Square	95.0	Herald Square	Leasehold Interest	369,000	14.4	60.3	60.3	43.9	43.9	$20,291	$19,276	$107,888	5
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	17,150	0.7	100.0	100.0	100.0	100.0	3,561	1,068	0	1
115 Spring Street	51.0	Soho	Fee Interest	5,218	0.2	100.0	100.0	100.0	100.0	4,098	2,090	(18,338)	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214	2.7	100.0	100.0	100.0	100.0	41,308	20,655	(79,515)	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718	2.2	12.6	12.6	12.6	12.6	2,000	1,000	0	1
Worldwide Plaza	25.0	Westside	Fee Interest	2,048,725	79.8	63.3	63.3	63.3	63.3	77,129	19,244	19,338	22

Total / Weighted Average Alternative Strategy Portfolio Properties				2,567,025	100.0%	63.0%	63.0%	60.7%	60.7%	$148,387	$63,333	$29,373	31

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.

Supplemental Information	34	Fourth Quarter 2024

SELECTED PROPERTY DATA Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership				% of Total	December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)	Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	90.0	Plaza District	Fee Interest	7,944	0.6	100.0	100.0	100.0	100.0	$1,505	$1,354	1
760 Madison Avenue	100.0	Plaza District	Fee Interest	22,648	1.8	100.0	100.0	100.0	100.0	18,046	18,047	1

Subtotal / Weighted Average				30,592	2.4%	100.0%	100.0%	100.0%	100.0%	$19,551	$19,401	2

HIGH STREET RETAIL - Unconsolidated Properties
85 Fifth Avenue	36.3	Midtown South	Fee Interest	12,946	1.0	100.0	100.0	100.0	100.0	$2,800	$1,016	1

Subtotal / Weighted Average				12,946	1.0%	100.0%	100.0%	100.0%	100.0%	$2,800	$1,016	1

Total / Weighted Average High Street Retail				43,538	3.5%	100.0%	100.0%	100.0%	100.0%	$22,351	$20,416	3

OTHER RETAIL - Consolidated Properties
10 East 53rd Street	100.0	Plaza District	Fee Interest	38,657	3.1	100.0	100.0	100.0	100.0	$4,099	$4,099	3
100 Church Street	100.0	Downtown	Fee Interest	61,708	4.9	100.0	100.0	100.0	100.0	4,306	4,306	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	40,022	3.2	97.1	97.1	91.7	91.7	3,243	1,621	7
110 Greene Street	100.0	Soho	Fee Interest	16,121	1.3	100.0	100.0	100.0	100.0	4,615	4,615	3
125 Park Avenue	100.0	Grand Central	Fee Interest	32,124	2.6	100.0	100.0	100.0	100.0	4,184	4,185	7
185 Broadway	100.0	Lower Manhattan	Fee Interest	16,413	1.3	100.0	100.0	100.0	100.0	3,454	3,454	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	25,330	2.0	100.0	100.0	100.0	100.0	3,666	3,666	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	54,026	4.3	100.0	100.0	100.0	100.0	5,380	5,380	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	16,149	1.3	100.0	100.0	100.0	100.0	1,130	1,130	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	41,701	3.3	64.7	64.7	64.7	64.7	4,019	4,019	6
555 West 57th Street	100.0	Midtown West	Fee Interest	53,186	4.3	100.0	100.0	100.0	100.0	3,089	3,089	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	25,639	2.1	83.5	83.5	83.5	83.5	2,321	2,321	2
750 Third Avenue (4)	100.0	Grand Central North	Fee Interest	24,827	2.0	47.5	47.5	47.5	47.5	1,764	1,764	4
810 Seventh Avenue	100.0	Times Square	Fee Interest	18,207	1.5	98.6	98.6	98.6	98.6	4,723	4,723	3
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	9,140	0.7	100.0	100.0	100.0	100.0	511	511	2
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	58,271	4.7	84.1	84.1	84.1	84.1	2,755	2,755	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	17,797	1.4	100.0	100.0	100.0	100.0	2,763	2,763	6

Subtotal / Weighted Average				549,318	44.0%	92.2%	92.2%	91.8%	91.8%	$56,022	$54,401	75

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	60.0	Grand Central	Fee Interest	34,885	2.8	100.0	100.0	100.0	100.0	$5,850	$3,510	7
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	38,800	3.1	95.7	95.7	95.7	95.7	3,779	2,267	3
220 East 42nd Street	51.0	Grand Central	Fee Interest	33,866	2.7	67.1	67.1	67.1	67.1	1,597	815	3
245 Park Avenue	50.1	Park Avenue	Fee Interest	37,220	3.0	50.7	50.7	50.7	50.7	1,166	584	3
280 Park Avenue	50.0	Park Avenue	Fee Interest	28,219	2.3	93.9	93.9	93.9	93.9	1,437	719	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	6,317	0.5	100.0	100.0	100.0	100.0	1,697	426	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	9,900	0.8	100.0	100.0	100.0	100.0	949	574	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	31,004	2.5	98.9	98.9	98.9	98.9	3,895	1,987	4
1515 Broadway	56.9	Times Square	Fee Interest	182,011	14.5	99.8	99.8	99.8	99.8	31,782	18,083	7

Subtotal / Weighted Average				402,222	32.2%	91.7%	91.7%	91.7%	91.7%	$52,152	$28,965	32

Total / Weighted Average Other Retail				951,540	76.2%	92.0%	92.0%	91.8%	91.8%	$108,174	$83,366	107

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Redevelopment properties.

Supplemental Information	35	Fourth Quarter 2024

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unaudited (Dollars in Thousands)

	Ownership					% of Total	December 31, 2024		September 30, 2024		Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Square Feet (1)		Sq. Feet	% Occupied (2)	% Leased (3)	% Occupied (2)	% Leased (3)	($'s)	SLG Share ($'s)

ALTERNATIVE STRATEGY PORTFOLIO - Unconsolidated Properties
2 Herald Square	95.0	Herald Square	Leasehold Interest	94,531		7.6	40.6	40.6	40.6	40.6	$9,858	$9,365	3
11 West 34th Street	30.00	Herald Square/Penn Station	Fee Interest	17,150		1.4	100.0	100.0	100.0	100.0	3,561	1,068	1
115 Spring Street	51.0	Soho	Fee Interest	5,218		0.4	100.0	100.0	100.0	100.0	4,098	2,090	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	69,214		5.6	100.0	100.0	100.0	100.0	41,308	20,654	1
1552-1560 Broadway	50.0	Times Square	Fee / Leasehold Interest	57,718		4.6	12.6	12.6	12.6	12.6	2,000	1,000	1
Worldwide Plaza	25.0	Westside	Fee Interest	10,592	(4)	0.8	84.9	84.9	84.9	84.9	1,233	308	7

Subtotal / Weighted Average				254,423		20.4%	57.5%	57.5%	57.5%	57.5%	$62,058	$34,485	14

Total / Weighted Average Alternative Strategy Portfolio				254,423		20.4%	57.5%	57.5%	57.5%	57.5%	$62,058	$34,485	14

Retail Grand Total / Weighted Average				1,249,501		100.0%	85.2%	85.2%	85.1%	85.1%	$192,583	$138,267	124

(1) Represents the rentable square footage at the time the property was acquired.
(2) Based on commenced leases.
(3) Inclusive of leases signed but not yet commenced.
(4) Excludes the theatre, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	36	Fourth Quarter 2024

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT (1) Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (2)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (3)	Annualized Contractual Rent PSF		Investment Grade Credit Rating (4)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,121	$107,314	$61,062	4.6%	$66.94
	555 West 57th Street	100.0	Apr 2029	186,266	10,790	10,790	0.8	57.93
	1515 Broadway	56.9	Mar 2028	9,106	2,166	1,232	0.1	237.84
	Worldwide Plaza	25.0	Jan 2027	32,598	2,488	621	—	76.34
				1,831,091	$122,758	$73,705	5.5%	$67.04		BBB-

UBS Americas, Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$78,221	$46,933	3.5%	$66.02		A+
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$52,130	$31,278	2.3%	$90.07		A
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2040	749,216	$49,782	$25,389	1.9%	$66.45
Societe Generale	245 Park Avenue	50.1	Oct 2032	520,831	$50,328	$25,215	1.9%	$96.63		A

TD Bank US Holding Company	One Vanderbilt Avenue	60.0	Jul 2041	193,159	$26,065	$15,639	1.2%	$134.94	(5)
	One Vanderbilt Avenue	60.0	Aug 2041	6,843	3,234	1,940	0.1	472.58
	125 Park Avenue	100.0	Oct 2025	6,234	2,129	2,129	0.2	341.56
	125 Park Avenue	100.0	Oct 2030	26,536	1,842	1,842	0.1	69.40
	125 Park Avenue	100.0	Mar 2034	25,171	1,612	1,612	0.1	64.06
				257,943	$34,882	$23,162	1.7%	$135.23		A+

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$22,709	$22,709	1.7%	$44.53		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$21,010	$21,010	1.6%	$96.25
Carlyle Investment Management LLC	One Vanderbilt Avenue	60.0	Sep 2036	194,702	$34,586	$20,752	1.6%	$177.64	(5)	A-
Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$41,308	$20,654	1.5%	$596.82		AA-

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,113	$20,113	1.5%	$58.32
	420 Lexington Avenue	100.0	Jan 2027	7,537	448	448	—	59.48
				352,410	$20,561	$20,561	1.5%	$58.34	(5)	A1

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,775	$13,775	1.0%	$79.13
	11 Madison Avenue	60.0	Sep 2030	104,618	10,717	6,430	0.5%	102.44
				278,687	$24,492	$20,205	1.5%	$87.88

McDermott Will & Emery LLP	One Vanderbilt Avenue	60.0	Dec 2042	169,586	$31,475	$18,885	1.4%	$185.60
	420 Lexington Avenue	100.0	Oct 2026	10,043	621	621	—	61.82
				179,629	$32,096	$19,506	1.4%	$178.68

Franklin Templeton Companies LLC	One Madison Avenue	25.5	May 2040	354,976	$48,439	$12,351	0.9%	$136.45
	280 Park Avenue	50.0	Nov 2031	128,993	13,565	6,783	0.5%	105.16
				483,969	$62,004	$19,134	1.4%	$128.12		A

Giorgio Armani Corporation	760 Madison Avenue	100.0	Oct 2038	22,648	$18,046	$18,046	1.4%	$796.82

Ares Management LLC	245 Park Avenue	50.1	May 2026	36,316	$3,741	$1,874	0.1%	$103.00
	245 Park Avenue	50.1	Jun 2043	251,175	29,869	14,964	1.1%	118.92
				287,491	$33,609	$16,838	1.2%	$116.90		A-

The Toronto Dominion Bank	One Vanderbilt Avenue	60.0	Apr 2042	142,892	$21,302	$12,781	1.0%	$149.08	(5)
	125 Park Avenue	100.0	Apr 2042	52,450	3,603	3,603	0.3%	68.69
				195,342	$24,905	$16,384	1.3%	$127.49		A+

Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,439	$15,439	1.2%	$92.36		BBB-
Stone Ridge Holdings Group LP	One Vanderbilt Avenue	60.0	Dec 2037	97,652	$23,013	$13,808	1.0%	$235.67	(5)
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$13,116	$13,116	1.0%	$57.89		A

Total				8,406,385	$774,997	$483,845	36.2%	$92.19

(1) Based on commenced leases.
(2) Expiration of current lease term and does not reflect extension options.
(3) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, Development / Redevelopment and Alternative Strategy Portfolio properties.
(4) Corporate or bond rating from S&P, Fitch or Moody's.
(5) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	37	Fourth Quarter 2024

MANHATTAN TENANT DIVERSIFICATION Unaudited

(1) Excluding residential tenants.

Supplemental Information	38	Fourth Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s)(2)

Available Space at 9/30/24			2,686,939

Space which became available during the Quarter (3):
Office
	10 East 53rd Street	1	1,870	2,055	$93.83
	100 Church Street	1	64,529	64,529	56.88
	100 Park Avenue	2	7,334	8,625	92.98
	110 Greene Street	1	9,209	9,397	93.00
	125 Park Avenue	1	23,640	26,225	72.83
	220 East 42nd Street	1	5,311	6,015	66.94
	280 Park Avenue	1	6,100	6,179	112.47
	420 Lexington Avenue	7	20,748	27,404	63.54
	800 Third Avenue	2	23,953	25,634	69.88
	810 Seventh Avenue	1	20,500	20,500	61.37
	1185 Avenue of the Americas	1	25,000	25,000	88.40
	Total/Weighted Average	19	208,194	221,563	$70.17

Storage
	125 Park Avenue	1	2,172	2,302	$22.27
	420 Lexington Avenue	2	886	992	29.76
	Total/Weighted Average	3	3,058	3,294	$24.53

	Total Space which became available during the Quarter
	Office	19	208,194	221,563	$70.17
	Storage	3	3,058	3,294	$24.53
		22	211,252	224,857	$69.50

	Total Available Space		2,898,191

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	39	Fourth Quarter 2024

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF(2)	Prev. Escalated Rent/ Rentable SF(3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,898,191

Office
	100 Park Avenue	1	11.3	33,362	36,541	$65.00	$86.59	$145.32	16.0
	110 Greene Street	4	2.8	4,777	4,807	86.21	95.17	—	0.9
	245 Park Avenue	3	12.6	112,580	110,420	128.09	141.52	134.42	13.8
	280 Park Avenue	1	10.0	18,541	19,018	101.00	129.12	145.00	17.2
	420 Lexington Avenue	10	6.2	20,106	24,840	59.89	64.70	71.09	6.5
	461 Fifth Avenue	1	16.4	10,595	11,232	77.00	81.50	136.01	17.0
	485 Lexington Avenue	2	6.9	17,309	17,389	59.91	—	52.92	8.4
	810 Seventh Avenue	1	9.2	15,500	17,320	72.00	76.15	110.00	12.0
	885 Third Avenue	1	2.8	3,065	2,716	75.00	—	21.76	2.0
	919 Third Avenue	1	6.8	12,995	14,085	76.00	—	165.37	7.0
	1185 Avenue of the Americas	1	3.3	6,484	6,668	65.26	—	48.30	2.0
	1350 Avenue of the Americas	1	11.0	12,964	13,284	72.00	93.65	137.33	12.0
	Total/Weighted Average	27	10.4	268,278	278,320	$94.00	$105.04	$120.60	12.3

Retail
	100 Park Avenue	1	10.4	1,611	2,097	$100.14	$80.85	$40.53	6.0
	Total/Weighted Average	1	10.4	1,611	2,097	$100.14	$80.85	$40.53	6.0

Leased Space
	Office (4)	27	10.4	268,278	278,320	$94.00	$105.04	$120.60	12.3
	Retail	1	10.4	1,611	2,097	$100.14	$80.85	$40.53	6.0
	Total	28	10.4	269,889	280,417	$94.04	$104.69	$120.00	12.2

Total Available Space as of 12/31/24				2,628,302
Early Renewals
Office
	220 East 42nd Street	1	4.2	29,787	30,030	$65.00	$60.29	$—	—
	420 Lexington Avenue	1	5.2	1,843	2,117	71.25	75.41	—	2.0
	485 Lexington Avenue	1	10.0	76,207	78,295	61.00	58.00	116.94	14.0
	800 Third Avenue	3	5.5	11,308	12,014	62.83	74.97	0.62	3.1
	919 Third Avenue	1	11.0	749,216	749,035	81.00	66.40	100.00	12.0
	Total/Weighted Average	7	10.6	868,361	871,491	$78.38	$65.57	$96.46	11.6

Retail					—
	919 Third Avenue	1	5.0	10,658	10,740	$128.03	$142.88	$—	—
	Total/Weighted Average	1	5.0	10,658	10,740	$128.03	$142.88	$—	—

Storage
	220 East 42nd Street	1	4.2	283	299	$51.58	$39.83	$—	—
	Total/Weighted Average	1	4.2	283	299	$51.58	$39.83	$—	—

Renewals
	Early Renewals Office	7	10.6	868,361	871,491	$78.38	$65.57	$96.46	11.6
	Early Renewals Retail	1	5.0	10,658	10,740	$128.03	$142.88	—	—
	Early Renewals Storage	1	4.2	283	299	$51.58	$39.83	$—	—
	Total	9	10.5	879,302	882,530	$78.97	$66.50	$95.26	11.5

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $94.87/rsf for 144,342 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $80.72/rsf for 1,015,833 rentable SF.

Supplemental Information	40	Fourth Quarter 2024

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
Wholly-Owned and Consolidated JV Properties
2024 (3)	9	126,384	126,384	1.5%	$7,390,300	$7,390,300	$58.47

1st Quarter 2025	13	235,307	235,307	2.8%	$14,979,840	$14,979,840	$63.66
2nd Quarter 2025	16	99,894	99,894	1.2%	8,184,444	8,184,444	81.93
3rd Quarter 2025	19	60,714	55,269.5	0.7%	4,544,320	4,038,113	74.85
4th Quarter 2025	34	359,429	358,418.5	4.2%	33,001,617	32,913,812	91.82
Total 2025	82	755,344	748,889	8.9%	$60,710,221	$60,116,209	$80.37

2026	78	847,874	813,988	10.0%	$58,604,929	$55,864,520	$69.12
2027	80	808,055	758,080	9.5%	65,504,055	61,335,962	81.06
2028	64	675,774	668,891	8.0%	49,898,756	49,287,540	73.84
2029	57	705,732	705,732	8.3%	48,572,940	48,572,940	68.83
2030	45	848,373	825,026	10.0%	59,570,712	57,505,412	70.22
2031	26	423,086	380,691	5.0%	31,467,856	28,222,800	74.38
2032	20	731,991	731,991	8.6%	45,177,103	45,177,103	61.72
2033	20	348,403	324,878	4.1%	27,643,595	26,137,339	79.34
Thereafter	76	2,225,853	2,148,950	26.1%	139,472,015	134,255,251	62.66
Grand Total	557	8,496,869	8,233,500	100.0%	$594,012,482	$573,865,376	$69.91

Unconsolidated JV Properties
2024 (3)	1	1,423	810	—%	$24,000	$13,656	$16.87

1st Quarter 2025	6	33,399	19,115	0.3%	$2,762,921	$1,571,872	$82.72
2nd Quarter 2025	3	196,196	117,740	1.8%	20,404,766	12,244,468	104.00
3rd Quarter 2025	1	4,576	2,768	—%	302,623	183,087	66.13
4th Quarter 2025	7	78,808	34,720	0.7%	6,982,782	2,885,987	88.60
Total 2025	17	312,979	174,343	2.8%	$30,453,092	$16,885,414	$97.30

2026	21	350,768	175,291	3.1%	$47,036,241	$23,701,599	$134.10
2027	17	222,604	100,615	2.0%	31,852,679	15,030,602	143.09
2028	21	250,810	134,617	2.2%	30,428,097	16,447,869	121.32
2029	18	147,621	75,743	1.3%	15,378,083	7,525,949	104.17
2030	15	329,755	189,044	2.9%	38,410,279	21,745,127	116.48
2031	15	2,688,738	1,509,472	23.8%	205,643,360	114,780,458	76.48
2032	14	992,725	507,649	8.8%	89,598,105	45,780,088	90.25
2033	11	250,685	137,674	2.2%	28,051,255	15,782,149	111.90
Thereafter	65	5,740,480	3,144,862	50.9%	583,552,330	323,820,416	101.66
Grand Total	215	11,288,588	6,150,120	100.0%	$1,100,427,521	$601,513,327	$97.48

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to December 31, 2024.

Supplemental Information	41	Fourth Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2024 (3)	—	—	—	—%	$—	$—	$—
2025	—	—	—	—%	—	—	—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	1	7,944	7,150	26.0%	1,504,752	1,354,277	189.42
Thereafter	1	22,648	22,648	74.0%	18,046,460	18,046,460	796.82
	2	30,592	29,798	100.0%	$19,551,212	$19,400,737	$639.10
Vacancy (4)		—
Grand Total		30,592

Other Retail
2024 (3)	—	—	—	—%	$—	$—	$—
2025	2	14,197	14,197	2.8%	2,604,041	2,604,041	183.42
2026	4	10,104	10,104	2.0%	1,131,476	1,131,476	111.98
2027	7	40,336	34,579	7.9%	5,645,958	5,211,856	139.97
2028	6	25,159	18,276	4.9%	3,195,319	2,584,103	127.01
2029	4	27,702	27,702	5.4%	2,578,245	2,578,245	93.07
2030	5	44,135	44,135	8.6%	6,450,497	6,450,497	146.15
2031	4	16,050	11,697	3.1%	1,801,777	1,479,407	112.26
2032	7	71,237	71,237	13.9%	6,036,471	6,036,471	84.74
2033	7	63,848	63,848	12.5%	8,435,344	8,435,344	132.12
Thereafter	29	198,868	196,583	38.9%	18,142,975	17,889,282	91.23
	75	511,636	492,358	100.0%	$56,022,103	$54,400,722	$109.50
Vacancy (4)		43,865
Grand Total		555,501

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to December 31, 2024.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	42	Fourth Quarter 2024

LEASE EXPIRATIONS Retail Leases Within Operating, Development / Redevelopment and Alternative Strategy Portfolio Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)
High Street Retail
2024 (3)	—	—	—	—%	$—	$—	$—
2025	—	—	—	—%	—	—	—
2026	—	—	—	—%	—	—	—
2027	—	—	—	—%	—	—	—
2028	—	—	—	—%	—	—	—
2029	—	—	—	—%	—	—	—
2030	—	—	—	—%	—	—	—
2031	—	—	—	—%	—	—	—
2032	—	—	—	—%	—	—	—
2033	—	—	—	—%	—	—	—
Thereafter	1	13,092	4,748	100.0%	2,799,996	1,015,559	213.87
	1	13,092	4,748	100.0%	$2,799,996	$1,015,559	$213.87
Vacancy (4)		—
Grand Total		13,092

Other Retail
2024 (3)	—	—	—	—%	$—	$—	$—
2025	1	1,190	596	0.3%	50,923	25,513	42.79
2026	2	9,820	5,688	2.7%	9,072,540	5,176,645	923.88
2027	1	7,711	4,388	2.1%	10,638,409	6,053,255	1,379.64
2028	1	9,106	5,181	2.5%	2,165,733	1,232,302	237.84
2029	3	52,886	27,070	14.5%	5,302,067	2,457,384	100.25
2030	2	11,970	6,811	3.3%	6,927,611	3,941,811	578.75
2031	3	14,058	7,433	3.9%	2,370,973	1,279,993	168.66
2032	2	18,864	9,499	5.2%	1,303,659	657,900	69.11
2033	2	4,721	2,417	1.3%	571,900	292,337	121.14
Thereafter	15	233,154	132,103	64.2%	13,747,806	7,847,784	58.96
	32	363,480	201,186	100.0%	$52,151,621	$28,964,924	$143.48
Vacancy (4)		37,619
Grand Total		401,099

Alternative Strategy Portfolio
2024 (3)	1	1,277	319	0.9%	$119,574	$29,834	$93.64
2025	—	—	—	—%	—	—	—
2026	3	17,869	6,381	12.6%	7,730,567	3,176,104	432.62
2027	1	1,685	420	1.2%	445,771	111,220	264.55
2028	1	1,819	454	1.3%	213,982	53,388	117.64
2029	2	1,425	937	1.0%	613,621	508,937	430.61
2030	—	—	—	—%	—	—	—
2031	2	23,536	21,077	16.6%	7,538,007	7,026,603	320.28
2032	—	—	—	—%	—	—	—
2033	1	16,343	15,526	11.5%	2,003,864	1,903,671	122.61
Thereafter	3	77,801	38,738	54.9%	43,392,607	21,675,216	557.74
	14	141,755	83,852	100.0%	$62,057,993	$34,484,973	$437.78
Vacancy (4)		95,592
Grand Total		237,347

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Includes month to month holdover tenants that expired prior to December 31, 2024.
(4) Includes square footage of leases signed but not yet commenced.

Supplemental Information	43	Fourth Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2024
2001 - 2023 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	89.0
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	98.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	9.5
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	78.9
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	N/A
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	N/A
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	78.9
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	84.6
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	78.8
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	N/A
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	86.9
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.7
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	89.0
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	97.6
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	89.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.1
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	63.3
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	60.3
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	89.3
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	74.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
Jun-22	450 Park Avenue	Park Avenue	25.1	Fee Interest	337,000	445,000	79.8	89.3
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	85.4
					42,078,916	$26,258,062
2024 Acquisitions
Dec-24	10 East 53rd Street	Plaza District	45.0	Fee Interest	354,300	$236,000	97.6	97.6
					354,300	$236,000

Supplemental Information	44	Fourth Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2023 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
Jun-23	245 Park Avenue	Park Avenue	49.9	Fee Interest	1,782,793	1,995,000	1,119
					29,695,158	$21,313,825	$718
2024 Dispositions
Nov-24	One Vanderbilt Avenue	Grand Central	11.0	Fee Interest	1,657,198	$4,700,000	$2,836
					1,657,198	$4,700,000	$2,836

Supplemental Information	45	Fourth Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2024
2005 - 2023 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	N/A
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	N/A	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	N/A	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	12.6
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	N/A
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	N/A
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	N/A
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	N/A
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	N/A
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	N/A	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	N/A
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	100.0
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	N/A	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,096,714	22.5	N/A
Sep-23	625 Madison Avenue	Land	Plaza District	90.4	Fee Interest	563,000	620,245	N/A	N/A
						15,436,884	$9,279,014
2024 Acquisitions
Jan-24	2 Herald Square	Redevelopment	Herald Square	44.0%	Leasehold Interest	369,000	$120,000	43.9	60.3
Mar-24	719 Seventh Avenue	Retail	Times Square	25.0	Fee Interest	10,040	76,500	—	N/A
						379,040	$196,500

Supplemental Information	46	Fourth Quarter 2024

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment, Land and Alternative Strategy Portfolio Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2023 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	95,000	595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Condominium	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
Feb-23	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	14,000	1,963
Dec-23	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	13,069	40,574	3,105
						12,138,700	$9,921,297	$817
2024 Dispositions
Jan-24	717 Fifth Avenue	Retail	Midtown / Plaza District	10.9%	Fee Interest	119,550	$963,000	$8,055
May-24	625 Madison Avenue	Redevelopment	Plaza District	90.4	Fee Interest	563,000	634,600	1,127
Jun-24	719 Seventh Avenue	Retail	Times Square	100.0	Fee Interest	10,040	30,500	3,038
Oct-24	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,127,931	1,165,587	1,033
						1,820,521	$2,793,687	$1,535

Supplemental Information	47	Fourth Quarter 2024

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2024
2007 - 2024 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	72.6
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plaza	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2023 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,580		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,133		$240

2024 Dispositions
Jul-24	Palisades Premier Conference Center	Orangetown, New York	100.0	Fee Interest	450,000	$26,250		$58
					450,000	$26,250		$58

Supplemental Information	48	Fourth Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Supplemental Information	49	Fourth Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2024	2023	2024	2023

Net income (loss) attributable to SL Green common stockholders	$9,358	$(155,617)	$7,060	$(579,509)
Add:
Depreciation and amortization	53,436	49,050	207,443	247,810
Joint venture depreciation and noncontrolling interest adjustments	69,636	73,062	287,671	284,284
Net income (loss) attributable to noncontrolling interests	3,885	(10,081)	(431)	(42,033)
Less:
Equity in net gain (loss) on sale of interest in unconsolidated joint venture/real estate	189,138	(13,289)	208,144	(13,368)
Purchase price and other fair value adjustments	117,195	—	83,430	(6,813)
(Loss) Gain on sale of real estate, net	(1,705)	(4,557)	3,025	(32,370)
Depreciable real estate reserves	(38,232)	(76,847)	(104,071)	(382,374)
Depreciable real estate reserves in unconsolidated joint venture	(263,190)	—	(263,190)	—
Depreciation on non-rental real estate assets	1,226	1,414	4,583	4,136
FFO attributable to SL Green common stockholders and unit holders	$131,883	$49,693	$569,822	$341,341

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023

Net income (loss)	$19,138	$(9,264)	$1,959	$18,389	$(160,058)
Depreciable real estate reserves	38,232	—	13,721	52,118	76,847
Depreciable real estate reserves in unconsolidated joint venture	263,190	—	—	—	—
Loss (gain) on sale of real estate, net	1,705	(7,471)	2,741	—	4,557
Purchase price and other fair value adjustments	(125,287)	(12,906)	(1,265)	50,492	10,273
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(189,138)	(371)	8,129	(26,764)	13,289
Depreciation and amortization	53,436	53,176	52,247	48,584	49,050
Income taxes	2,324	1,406	1,230	606	737
SUMMIT Operator tax expense	1,949	(1,779)	1,855	(1,295)	2,320
Amortization of deferred financing costs	1,734	1,669	1,677	1,539	1,510
Interest expense, net of interest income	38,153	42,091	35,803	31,173	27,400
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	140,733	143,797	147,288	151,036	151,577
EBITDAre	$246,169	$210,348	$265,385	$325,878	$177,502

Supplemental Information	50	Fourth Quarter 2024

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES	Three Months Ended		Twelve Months Ended
Operating income and Same-store NOI Reconciliation	December 31,		December 31,
	2024	2023	2024	2023

Net income (loss)	$19,138	$(160,058)	$30,222	$(599,337)

Depreciable real estate reserves	38,232	76,847	104,071	382,374
Depreciable real estate reserves in unconsolidated joint venture	263,190	—	263,190	—
Loss (Gain) on sale of real estate, net	1,705	4,557	(3,025)	32,370
Purchase price and other fair value adjustments	(125,287)	10,273	(88,966)	17,260
Equity in net (gain) loss on sale of interest in unconsolidated joint venture/real estate	(189,138)	13,289	(208,144)	13,368
Depreciation and amortization	53,436	49,050	207,443	247,810
SUMMIT Operator tax expense	1,949	2,320	730	9,201
Amortization of deferred financing costs	1,734	1,510	6,619	7,837
Interest expense, net of interest income	38,153	27,400	147,220	137,114
Interest expense on senior obligations of consolidated securitization vehicles	11,304	—	14,634	—
Operating income	114,416	25,188	473,994	247,997

Equity in net loss (income) from unconsolidated joint ventures	16,562	32,039	(83,495)	76,509
Marketing, general and administrative expense	22,827	42,257	85,187	111,389
Transaction related costs	138	16	401	1,099
Loan loss and other investment reserves, net of recoveries	—	—	—	6,890
SUMMIT Operator expenses	28,792	24,887	111,739	101,211
(Gain) Loss on early extinguishment of debt	(25,985)	870	(43,762)	870
Investment income	(5,415)	(6,856)	(24,353)	(34,705)
Interest income from real estate loans held by consolidated securitization vehicles	(14,209)	—	(18,980)	—
SUMMIT Operator revenue	(38,571)	(35,240)	(133,214)	(118,260)
Non-building revenue	(20,704)	(10,935)	(68,881)	(44,568)
Net operating income (NOI)	77,851	72,226	298,636	348,432

Equity in net (loss) income from unconsolidated joint ventures	(16,562)	(32,039)	83,495	(76,509)
SLG share of unconsolidated JV depreciation and amortization	67,046	69,588	275,098	266,340
SLG share of unconsolidated JV amortization of deferred financing costs	3,459	2,876	11,334	12,005
SLG share of unconsolidated JV interest expense, net of interest income	67,099	73,012	276,852	272,217
SLG share of unconsolidated JV gain on early extinguishment of debt	—	—	(172,369)	—
SLG share of unconsolidated JV investment income	(5,048)	(320)	(11,513)	(1,271)
SLG share of unconsolidated JV non-building revenue	147	106	(3,051)	(14,336)
NOI including SLG share of unconsolidated JVs	193,992	185,449	758,482	806,878

NOI from other properties/affiliates	(38,211)	(26,870)	(140,923)	(163,399)
Same-Store NOI	155,781	158,579	617,559	643,479

Straight-line and free rent	810	(1,185)	323	(11,989)
Amortization of acquired above and below-market leases, net	830	88	2,578	560
Operating lease straight-line adjustment	204	204	815	815
SLG share of unconsolidated JV straight-line and free rent	(5,024)	(2,265)	(9,687)	(17,481)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,409)	(4,407)	(17,635)	(17,161)
SLG share of unconsolidated JV operating lease straight-line adjustment	—	—	—	—
Same-store cash NOI	$148,192	$151,014	$593,953	$598,223

Lease termination income	(2,737)	(1,102)	(6,338)	(4,054)
SLG share of unconsolidated JV lease termination income	—	(369)	(3,055)	(2,251)
Same-store cash NOI excluding lease termination income	$145,455	$149,543	$584,560	$591,918

Supplemental Information	51	Fourth Quarter 2024

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Jeff Spector	(646) 855-1363	jeff.spector@bofa.com
Barclays	Brendan Lynch	(212) 526-9428	brendan.lynch@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	JohnP.Kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Michael Griffin	(212) 816-5871	michael.a.griffin@citi.com
Deutsche Bank	Omotayo Okusanya	(212) 250-9284	omotayo.okusanya@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Peter Abramowitz	(212) 336-7241	pabramowitz@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alexander.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	52	Fourth Quarter 2024

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman, Chief Executive Officer and	Executive Vice President, General
Interim President	Counsel - Real Property

Matthew J. DiLiberto	Maggie Hui
Chief Financial Officer	Chief Accounting Officer

Andrew S. Levine	Harrison Sitomer
Chief Legal Officer - General Counsel, EVP	Chief Investment Officer

Steven M. Durels	Robert Schiffer
Executive Vice President, Director of	Executive Vice President, Development
Leasing and Real Property
Brett Herschenfeld
Edward V. Piccinich	Executive Vice President, Retail and Opportunistic
Chief Operating Officer	Investment

Supplemental Information	53	Fourth Quarter 2024